ANNUAL REPORT FEBRUARY 28, 2002

STRATEGIC PARTNERS
OPPORTUNITY FUNDS

STRATEGIC PARTNERS
FOCUSED GROWTH FUND

Objective: Seeks Long-Term Growth of Capital

This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Strategic
Partners Focused Growth Fund (the Fund) is long-term growth of capital. The Fund's strategy is to combine the efforts of two investment advisers who employ a growth style: Jennison Associates LLC (Jennison) and Alliance Capital Management, L.P.
(Alliance). Each adviser selects
approximately 20 securities. Jennison
invests in midsize and large companies
experiencing some or all of the following:
high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. These companies generally trade at high prices relative to their current earnings. Alliance emphasizes companies that, in its view, have strong management, superior industry position, excellent balance sheets, and the ability to demonstrate superior earnings growth. There can be no assurance that the Fund will achieve its investment objective.

In February 2002, the Fund's board voted to change the Fund's fiscal year-end to July 31.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 2/28/02

    21.6%   Consumer Discretionary
    23.5    Healthcare
    18.3    Finance
    18.2    Information Technology
     4.8    Consumer Staples
     4.1    Industrials
     3.6    Telecommunication Services
     2.9    Energy
     3.0    Cash & Equivalents

Five Largest Holdings--
Combined Portfolios

Expressed as a percentage of
net assets as of 2/28/02
    8.0%    Pfizer, Inc.
            Pharmaceuticals
    7.9     Kohl's Corp.
            Multiline Retail
    5.9     Viacom, Inc.
            Media
    5.5     Citigroup, Inc.
            Diversified Financials
    4.6     UnitedHealth Group, Inc.
            Healthcare Providers & Services

Holdings are subject to change.

                      www.strategicpartners.com    (800) 225-1852

Annual Report    February 28, 2002

Cumulative Total Returns1                          As of 2/28/02

                                              One      Since
                                             Year    Inception2
Class A                                     -18.49%    -40.50%
Class B                                     -19.15     -41.30
Class C                                     -19.15     -41.30
Class Z                                     -18.33     -40.30
Lipper Large-Cap Growth Funds Avg. 3        -18.29     -36.11
S&P 500 Index 4                              -9.51     -20.34
Russell 1000 Growth Index 5                 -15.58     -40.01

Average Annual Total Returns1                        As of 3/31/02

                     One       Since
                    Year     Inception2
    Class A        -12.92%     -25.36%
    Class B        -13.40      -25.47
    Class C        -10.66      -24.21
    Class Z         -8.02      -23.04

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2 Inception date: Class A, B, C, and Z, 6/2/00.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Large-Cap
  Growth Funds category. Funds in the Lipper
  Large-Cap Growth Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500
  Index. Large-cap growth funds typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P
  500 Index.
4 The Standard & Poor's 500 Composite Stock
  Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies.
  It gives a broad look at how stock prices have performed. Investors cannot invest directly in an index.
5 The Russell 1000 Growth Index is an
  unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

Investors cannot invest directly in an index.

The returns for the Lipper Average, S&P 500
Index, and Russell 1000 Growth Index would
be lower if they included the effect of
sales charges or taxes.
                                         1

STRATEGIC PARTNERS
OPPORTUNITY FUNDS

                              April 17, 2002
DEAR SHAREHOLDER,
The Strategic Partners Focused Growth Fund's fiscal year ended February 28, 2002 was a very difficult period for growth-oriented investors. Fear of an economic recession, combined with a barrage of bad news about corporate profitability, drove growth stock prices down. Then two major shocks roiled the markets further: the terrorist attacks of September 11, followed by the swift collapse of Enron, a large firm whose rapid growth and new energy-trading business model had been widely admired. Both events added to the uncertainty that already characterized the equity market environment.

We think that investors will benefit from the changes already triggered by Enron's collapse. These include an increased focus on potential conflicts of interest, more transparent disclosure in corporate financial reports, stronger balance sheets
(less dependence on debt and elaborate
financing schemes), and a generally more critical view of ambitious claims. The underlying framework for investing is sound, and these changes will strengthen it further.

The Fund's advisors discuss developments in the U.S. stock market and explain the Fund's investments on the following pages. As always, we appreciate your continued confidence in Strategic Partners mutual funds.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Opportunity Funds

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Annual Report    February 28, 2002

INVESTMENT ADVISERS' REPORT

A TURBULENT ENVIRONMENT
Over the reporting period, the Fund's
performance was in line with the average of its peers, as measured by the Lipper Large-
Cap Growth Funds Average. During this time, it became increasingly apparent that the U.S. economy was slowing rapidly, and that corporate earnings were dropping even faster. There were several periods when share prices declined swiftly. Although the terrorist attacks of September 11 affected individual industries, the market's plunge continued for only a few days after the New
York Stock Exchange reopened on September
17. In fact, quick intervention by the
Federal Reserve and the U.S. government in the form of monetary stimulus and promises of new spending served to convince many investors that economic recovery would come soon. In response, growth stocks rose rapidly in the fourth quarter of 2001.
However, investors became cautious once again in January 2002 when, in the aftermath of Enron's rapid slide into bankruptcy, many companies and research analysts issued low profit projections.

A HISTORIC CHANGE IN ACCOUNTABILITY
The cause of Enron's bankruptcy appears to have been the company's extensive borrowing in order to finance purchases of energy assets. When energy prices fell, the company was no longer able to service its debt. The
Fund's Enron position was the largest single detractor from its return. Alliance had a significant commitment to the stock
(although it was not one of its largest
holdings), a position based on Enron's
audited financial statements and other
information provided by the firm's
management. In Alliance's view, mechanisms that are expected to protect shareholders' investments--directors' oversight, bond credit rating, stock analysts' reports, and auditing--failed. For example, none of the credit-rating agencies, which have government-sanctioned access to internal corporate information, downgraded Enron bonds below investment grade until just days before the company filed for bankruptcy.
Alliance sold its position at a substantial loss shortly after the rival energy firm
Dynegy dropped its buy-out offer for Enron.

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Annual Report    February 28, 2002

In the wake of Enron's collapse, analysts and investors directed increased scrutiny at the financial strength of all firms, and particularly of other companies that trade energy. Concern grew about the banks and other financial institutions that had lent to the industry. Share prices declined for many firms whose financial statements were viewed as insufficiently revealing.

Alliance's position in the capital goods conglomerate Tyco International, which had a large positive impact on the Fund's return in its previous fiscal year, was also affected by this wave of investor anxiety.
Tyco's aggressive accounting practices
(which means fully using acceptable
accounting practices to your best advantage, not deceptive or illegal accounting) were widely known. Even so, the Fund had a gain on its Tyco shares for this fiscal year through the end of 2001. That gain was more than erased by a very sharp drop in January when investors dramatically reduced their tolerance for aggressive accounting practices. However, in January the company announced that it would sell several of its subsidiaries because its management believed that the company's share price did not reflect the sum of the value of its separate components. Alliance agrees with that assessment, and expects some of that value to be realized by Tyco's sales and spin-offs.

By March, after the end of our reporting period, many firms had reacted in one way or another to the new financial environment.
Some postponed the release of their
financial statements in order to add more detail or to change some of their methods of accounting. For example, General Electric
(see Alliance's Comments on Largest
Holdings) released 30% more financial
information than the prior year. This trend is very healthy for stock investors.

SEPTEMBER 11 ALSO HURT
Another position that deteriorated because
of the year's events was Alliance's United
Airlines holding. Purchased at a low price,
it was expected to benefit from the economic
recovery because of its very strong
franchise. However, air travel received a
huge jolt from the September 11 terrorist
attacks, and when it recovered, the pattern
of air travel changed in a way
                           www.strategicpartners.com     (800) 225-1852

that reduced the advantage of United's
route structure. Alliance sold its
position in the stock for a loss.

THE FUND BENEFITED FROM SOME GAINS IN HEALTHCARE
The largest contributions to the Fund's
return came from two healthcare stocks that were represented in the portfolio throughout the year, UnitedHealth Group (see Alliance's
Comments on Largest Holdings) and Johnson &
Johnson (see Jennison's Comments on Largest
Holdings). Healthcare stocks in general
benefited from being less subject to
fluctuations in the economic cycle than most other growth sectors, as well as from a projected steep increase in demand as the baby boom generation ages. UnitedHealth has a diversified source of income from both direct care to consumers and management services to other health companies. Johnson
& Johnson, a stock held by both advisers, has a very broad product line, but investors were willing to pay a particularly high price for its shares because its new drug-coated stent (artery support) is expected to fuel growth for several years. Other positive contributions came from Laboratory
Corporation of America Holdings (a Jennison position that performs tests such as blood and genetic tests) and Cardinal Health (an
Alliance-selected medical supply distributor).

Some of the Fund's healthcare holdings fared worse, including the biotechnology companies
Amgen and Genentech (both Jennison
holdings), and the drug firm Pharmacia
(Alliance). Biotechnology stocks corrected after large gains in prior years. They had become expensive in terms of current earnings, and investors became more wary of growth projections in general. Jennison expects them to recover. Alliance sold
Pharmacia because it sees better
opportunities in other healthcare companies over the next year.

Pfizer is among the largest holdings of both
advisers (see Comments on Largest Holdings).
Several of Pfizer's competitors have
introduced drugs challenging its cholesterol
drug Lipitor, and investors were concerned
about their impact on Pfizer's short-term
earnings. Although the stock had a
moderate decline over our reporting period,
it held up much better than the Russell
Index.
                                          5

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Annual Report    February 28, 2002

CONSUMER SPENDING SUPPORTED RETAIL STOCKS
Consumer spending was the strong point in the U.S. economy, so investors tended to favor retail stocks. Several made positive contributions to the Fund's return, including the department store Kohl's (see
Alliance's Comments on Largest Holdings).
Both advisers had substantial commitments to Kohl's, so the stock's modest rise over the reporting period helped the Fund's return significantly as compared with the overall market. The shares had a large gain in the last quarter of 2001 and, by and large, held the gain through the end of our reporting period. Both advisers think that Kohl's is likely to benefit from Kmart's recent bankruptcy, and expect it to continue its exceptional earnings growth, albeit somewhat less than the 30% or more annual increases of the past.

Other gains on retail stocks included Home
Depot (see Jennison's Comments on Largest
Holdings) and Walgreen (drug stores,
Alliance). The Jennison holding Pepsico, although not a retailer, also benefited from strong consumer spending.

TELECOMMUNICATIONS AND TECHNOLOGY STILL HURT
Both advisers believe that wireless
telephones have an enormous potential for growth as the new generations of services spread. These are new services that allow for transmission of data and color images, and for communication with other devices such as parking meters, door openers, and vending machines. Both advisers have positions in AT&T Wireless Services and Vodafone Group.

Currently, however, wireless service
providers are competing primarily on price.
Although the number of subscribers is still growing and revenues per customer are still respectable, investors have temporarily lost interest in the industry. Both positions detracted from the Fund's return. AT&T
Wireless had the greater price decline over the year. Vodafone had a smaller but still substantial fall, yet Jennison managed to make a gain on it by adding on dips and selling on recoveries in the volatile market.

                              www.strategicpartners.com    (800) 225-1852

The largest detractors from the Fund's
return in the technology sector were
Alliance-held EMC (computer network
memory systems), Amdocs (customer care and billing systems for telecommunications networks), and Jennison-held Novellus
(equipment for making semiconductor chips).
All three were sold at losses during the period.

The positive stories in the technology
sector included two Jennison-held computer companies--a gain on Dell Computer and a break-even on IBM. Jennison bought Dell because it expects a large upgrade cycle with the introduction of the Windows XP operating system and the aging of a large number of computers bought just prior to the year 2000. The typical upgrade cycle for personal computers is three years. Alliance broke even on a substantial position in Nokia, which still has a dominant position in wireless handsets.

FINANCIALS WERE MIXED, MEDIA POOR
The Fund had a commitment to the financial sector, but none of these holdings were among the large influences on its return.
Taken together, they had a modest negative impact. The only significantly positive contribution in this sector came from MBNA
(see Alliance's Comments on Largest Holdings).

Each adviser had a substantial commitment to the media industry. Both liked AOL Time
Warner and Viacom (see Jennison's Comments on Largest Holdings). Jennison also favored
Liberty Media. All three stocks were hurt by the economic slowdown's impact on advertising revenue and the September 11 suspension of much revenue-producing programming. As the economy improves in 2002, both advertising and the stocks in these companies are expected to rise.

Strategic Partners Focused Growth Fund Management Team

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Comments on Largest Holdings

Jennison's Comments on Largest Holdings       As of 2/28/02

Viacom, Inc./Media
Viacom is a broadly diversified media
company whose brands include Blockbuster,
MTV, Paramount, Simon & Schuster, and CBS.
Jennison expects both its broadcasting
properties (particularly CBS) and its
billboard business to benefit from the
upturn in advertising spending.
It also has confidence in the hands-on
style of Viacom's senior management.

Johnson & Johnson/Medical Products
Johnson & Johnson manufactures healthcare products and also provides related services for the consumer, pharmaceutical, and medical markets, including skin and hair care products, acetaminophen products, drugs, diagnostic equipment, and surgical equipment. Its drug-coated stent (artery structural support) virtually eliminates reclogging after implantation in coronary arteries. Jennison expects its early entry to enable it to dominate this market, substantially increasing its earnings growth over several years.

Microsoft Corp./Computer Software & Services
Microsoft is the world's dominant software company. It has had excellent successes with Windows 2000 (its new business operating system) and the new XP operating system for personal computers. Jennison expects these systems to gain momentum as the year goes on, and to trigger a new replacement cycle for personal computers.

Pfizer, Inc./Pharmaceuticals
Its recent merger with Warner-Lambert
gives Pfizer the dominant position in
many drug categories, as well as
substantial opportunities to reduce
costs. Its cholesterol control drug
Lipitor is doing very well, profiting from increasing evidence that points to the benefits of this class of drug (statins).
Jennison expects earnings growth in the
high teens.

Home Depot Inc./Retail
Home Depot is the dominant company in the U.S. building materials industry, and the only one beginning to move internationally.
It is a well-managed company that Jennison believes can grow 16% to 18% a year for the foreseeable future. Moreover, Jennison has a high opinion of the company's new
CEO. Home Depot continues to have high
returns on equity and on capital.

Holdings are subject to change.

                           www.strategicpartners.com    (800) 225-1852

Annual Report    February 28, 2002

Alliance's Comments on Largest Holdings                 As of 2/28/02

Kohl's Corp./Multiline Retail
Kohl's Corporation currently operates more than 350 family-oriented, specialty department stores that feature quality national brand merchandise priced to provide value to customers. Kohl's benefits from strong same-store sales as well as an 18% to 20% increase in store numbers as it enters new markets. It is currently in New York and New England, and is looking to expand to California in 2003.

Pfizer, Inc./Pharmaceuticals
Pfizer develops, manufactures, and markets medicine for both human and animal use. It is the fastest-growing company in the pharmaceutical industry. Leading drugs include Lipitor (lowers cholesterol), Viagra
(for impotence), Norvasc (regulates blood pressure), and Zoloft (antidepressant).
Alliance expects growth above 15% in 2002, driven by one of the best distribution pipelines in the pharmaceutical industry.
Pfizer has no significant patent expirations in the near term, and the largest research and development and sales force investment in the industry.

UnitedHealth Group, Inc./Healthcare Providers & Services
UnitedHealth Group is a well-managed company that provides healthcare and services through its own managed health system and also provides specialty services to other healthcare providers. The company achieved record revenues and earnings in 2001, driven by strong growth and operating performance in all its businesses.

MBNA/Financial Services
MBNA is an independent credit card lender and an issuer of affinity credit cards, marketed primarily to members of associations and customers of financial institutions. In addition to its credit card lending, it makes other consumer loans and offers insurance and deposit products. MBNA continues to deliver strong internal growth in its affinity group credit cards, and is acquiring additional portfolios from other companies.

General Electric Co./Industrial Conglomerate
General Electric (GE) is a diversified
industrial company engaged in developing, manufacturing, and marketing a wide variety of electricity-related products. Alliance expects earnings growth close to 15%, with strong growth in its financial businesses and benefits to its industrial businesses from an economic recovery.

Holdings are subject to change.
                                         9

                                   Annual Report February 28, 2002


STRATEGIC PARTNERS
OPPORTUNITY FUNDS

STRATEGIC PARTNERS
FOCUSED GROWTH FUND


Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Portfolio of Investments as of February 28, 2002

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
Common Stocks
-------------------------------------------------------------------------------------
Beverages  2.9%
    116,000      PepsiCo, Inc.                                      $      5,858,000
-------------------------------------------------------------------------------------
Biotechnology  5.8%
    122,100      Genentech, Inc.(a)                                        5,763,120
    143,200      MedImmune, Inc.(a)                                        5,904,136
                                                                    ----------------
                                                                          11,667,256
-------------------------------------------------------------------------------------
Communications Equipment  2.0%
    188,200      Nokia Corp. (ADR)                                         3,908,914
-------------------------------------------------------------------------------------
Computers & Peripherals  5.1%
    222,800      Dell Computer Corp.(a)                                    5,500,932
     48,200      International Business Machines Corp.                     4,729,384
                                                                    ----------------
                                                                          10,230,316
-------------------------------------------------------------------------------------
Diversified Financials  15.4%
    243,963      Citigroup, Inc.                                          11,039,326
     61,800      Freddie Mac                                               3,939,132
     27,700      Goldman Sachs Group, Inc.                                 2,242,038
    222,375      MBNA Corp.                                                7,711,965
    121,700      Merrill Lynch & Co., Inc.                                 5,835,515
                                                                    ----------------
                                                                          30,767,976
-------------------------------------------------------------------------------------
Energy Equipment & Services  2.9%
    173,500      BJ Services Co.(a)                                        5,751,525
-------------------------------------------------------------------------------------
Food & Drug Retailing  1.9%
     95,700      Walgreen Co.                                              3,850,968
-------------------------------------------------------------------------------------
Health Care Providers & Services  6.1%
     43,900      Cardinal Health, Inc.                                     2,901,351
    127,700      UnitedHealth Group, Inc.                                  9,256,973
                                                                    ----------------
                                                                          12,158,324

    See Notes to Financial Statements                                     11

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Industrial Conglomerates  4.1%
    135,400      General Electric Co.                               $      5,212,900
    102,100      Tyco International Ltd. (Bermuda)                         2,971,110
                                                                    ----------------
                                                                           8,184,010
-------------------------------------------------------------------------------------
Insurance  2.9%
     78,100      American International Group, Inc.                        5,777,057
-------------------------------------------------------------------------------------
IT Consulting & Services  0.9%
     28,900      Electronic Data Systems Corp.                             1,705,967
-------------------------------------------------------------------------------------
Media  7.3%
    116,000      AOL Time Warner, Inc.(a)                                  2,876,800
    251,400      Viacom, Inc. (Class 'B' Stock)(a)                        11,702,670
                                                                    ----------------
                                                                          14,579,470
-------------------------------------------------------------------------------------
Multiline Retail  7.9%
    234,800      Kohl's Corp.(a)                                          15,888,916
-------------------------------------------------------------------------------------
Pharmaceuticals  11.6%
    119,400      Johnson & Johnson                                         7,271,460
    388,900      Pfizer, Inc.                                             15,929,344
                                                                    ----------------
                                                                          23,200,804
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  5.7%
    190,500      Intel Corp.                                               5,438,775
    205,500      Texas Instruments, Inc.                                   6,031,425
                                                                    ----------------
                                                                          11,470,200
-------------------------------------------------------------------------------------
Software  4.5%
    155,900      Microsoft Corp.(a)                                        9,095,206
-------------------------------------------------------------------------------------
Specialty Retail  6.4%
     14,000      Best Buy Co., Inc.(a)                                       943,600
    125,200      Home Depot, Inc.                                          6,260,000
    171,300      Tiffany & Co.                                             5,620,353
                                                                    ----------------
                                                                          12,823,953

    12                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Wireless Telecommunication Services  3.6%
    343,300      AT&T Wireless Services, Inc.(a)                    $      3,463,897
    197,700      Vodafone Group PLC (ADR)                                  3,756,300
                                                                    ----------------
                                                                           7,220,197
                                                                    ----------------
                 Total long-term investments (cost $210,611,474)         194,139,059
                                                                    ----------------

SHORT-TERM INVESTMENTS  1.9%

Principal                                Moody's
Amount                                   Ratings        Interest    Maturity    Value
(000)         Description                (Unaudited)    Rate        Date        (Note 1)
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
  $    907    American Express Credit
               Corp.                     P-1            1.80%       3/1/02             907,000
     2,814    Household Finance Corp.    P-1            1.87%       3/1/02           2,814,000
                                                                                --------------
              Total short-term
               investments
               (cost $3,721,000)                                                     3,721,000
                                                                                --------------
              Total Investments  98.9%
               (cost $214,332,474;
               Note 5)                                                             197,860,059
              Other assets in excess of
               liabilities  1.1%                                                     2,209,884
                                                                                --------------
              Net Assets  100%                                                  $  200,069,943
                                                                                --------------
                                                                                --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.

    See Notes to Financial Statements                                     13

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Statement of Assets and Liabilities

                                                                 February 28, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $214,332,474)                          $ 197,860,059
Cash                                                                      14,553
Receivable for Investments sold                                        3,015,071
Dividends and interest receivable                                        118,089
Receivable for Fund shares sold                                           86,126
Prepaid assets                                                             1,201
                                                                 -----------------
      Total assets                                                   201,095,099
                                                                 -----------------
LIABILITIES
Payable for Fund shares reacquired                                       474,001
Accrued expenses and other liabilities                                   276,514
Management fee payable                                                   139,420
Distribution fee payable                                                 130,467
Deferred trustee's fees                                                    4,754
                                                                 -----------------
      Total liabilities                                                1,025,156
                                                                 -----------------
NET ASSETS                                                         $ 200,069,943
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      33,995
   Paid-in capital in excess of par                                  364,868,929
                                                                 -----------------
                                                                     364,902,924
   Accumulated net realized loss on investments                     (148,360,566)
   Net unrealized depreciation on investments                        (16,472,415)
                                                                 -----------------
Net assets, February 28, 2002                                      $ 200,069,943
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                 February 28, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($27,629,839
      / 4,646,958 shares of beneficial interest issued and
      outstanding)                                                          $5.95
   Maximum sales charge (5% of offering price)                               0.31
                                                                 -----------------
   Maximum offering price to public                                         $6.26
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value and redemption price per share ($97,634,624
      / 16,634,397 shares of beneficial interest issued and
      outstanding)                                                          $5.87
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($63,965,875
      / 10,898,401 shares of beneficial interest issued and
      outstanding)                                                          $5.87
   Sales charge (1% of offering price)                                       0.06
                                                                 -----------------
   Offering price to public                                                 $5.93
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value and redemption price per share ($10,839,605
      / 1,815,012 shares of beneficial interest issued and
      outstanding)                                                          $5.97
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                February 28, 2002
-----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding tax of $24,754)           $  1,434,161
   Interest                                                             151,074
                                                               --------------------
      Total income                                                    1,585,235
                                                               --------------------
Expenses
   Management fee                                                     2,205,508
   Distribution fee--Class A                                             86,911
   Distribution fee--Class B                                          1,173,839
   Distribution fee--Class C                                            800,742
   Transfer agent's fees and expenses                                   379,000
   Custodian's fees and expenses                                        141,000
   Reports to shareholders                                               44,000
   Audit fee                                                             30,000
   Legal fees and expenses                                               24,000
   Registration fees                                                     18,000
   Trustees' fees                                                        17,000
   Miscellaneous expenses                                                 4,639
                                                               --------------------
      Total expenses                                                  4,924,639
                                                               --------------------
Net investment loss                                                  (3,339,404)
                                                               --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                        (69,030,975)
Net change in unrealized depreciation on investments                 18,548,293
                                                               --------------------
Net loss on investments                                             (50,482,682)
                                                               --------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(53,822,086)
                                                               --------------------
                                                               --------------------

    16                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Statement of Changes in Net Assets

                                                   Year             June 2, 2000(a)
                                                  Ended               Through
                                            February 28, 2002      February 28, 2001
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $ (3,339,404)         $   (3,790,676)
   Net realized loss on investments             (69,030,975)            (79,329,591)
   Net change in unrealized depreciation
      on investments                             18,548,293             (35,020,708)
                                            ------------------    --------------------
   Net decrease in net assets resulting
      from operations                           (53,822,086)           (118,140,975)
                                            ------------------    --------------------
Fund share transactions (Note 6)
   Net proceeds from shares sold                 30,155,894             479,824,324
   Cost of shares reacquired                    (69,145,175)            (68,902,039)
                                            ------------------    --------------------
   Net increase (decrease) in net assets
      from Fund share transactions              (38,989,281)            410,922,285
                                            ------------------    --------------------
Total increase (decrease)                       (92,811,367)            292,781,310
NET ASSETS
Beginning of period                             292,881,310                 100,000
                                            ------------------    --------------------
End of period                                  $200,069,943          $  292,881,310
                                            ------------------    --------------------
                                            ------------------    --------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     17

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements

      Strategic Partners Opportunity Funds (the 'Company'), formerly known as Strategic Partners Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. On February 20, 2002, the Company amended its registration statement to include the Strategic Partners Mid-Cap Value Fund. The Strategic Partners Mid-Cap Value Fund is expected to begin a continuous offering in June 2002. The Company currently consists of four funds: Strategic Partners Focused Growth Fund (the 'Fund'), Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners Focused Value Fund. These financial statements relate to Strategic Partners Focused Growth Fund. The financial statements of the other funds are not presented herein. Effective March 1, 2002, the Company changed its fiscal year end to July 31. The Company was established as a Delaware business Trust on January 28, 2000. Prior to June 2, 2000 (commencement of operations of the Fund), the Fund had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on March 15, 2000 to Prudential Investments LLC ('PI'), formerly Prudential Investments Fund Management LLC.

      The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily 65% of its total assets in equity related securities in approximately 40 equity-related securities that are selected by the Fund's two investment subadvisers (up to approximately 20 each) as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund, in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and Nasdaq
National Market securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager and applicable subadviser. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustment to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Alliance Capital Management, L.P. ('Alliance') and Jennison Associates LLC ('Jennison'). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and
                                                                          19

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, for the year ended February 28, 2002.

      PIMS has advised the Fund that it has received approximately $169,600 and $80,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 28, 2002. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $687,300 and $156,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively during the year ended February 28, 2002.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 3, 2002. Prior to March 7, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended February 28, 2002, the Fund incurred fees of approximately $355,000 for the services of PMFS. As of February 28, 2002, approximately $29,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $30,000 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2002 aggregated $182,382,982 and $220,297,665, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-divided date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended February 28, 2002, the adjustments were to decrease accumulated net loss and decrease paid-in-capital in excess of par by $3,339,404 due to a net operating loss. Net investment income, net realized losses and net assets were not affected by this change.

      As of February 28, 2002, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis. The tax basis differs from the amount shown on
                                                                          21

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $30,438,000 as having occurred in the following year. In addition, the capital loss carry forward was approximately $114,236,000, of which $26,355,000 expires in 2008 and $87,881,000 expires in 2009. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of February 28, 2002 was as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $218,019,684        $9,350,743       $(29,510,368)      $(20,159,625)

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Year ended February 28, 2002:
Shares sold                                                     841,562    $  5,670,467
Shares reacquired                                            (2,113,540)    (13,794,649)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,271,978)     (8,124,182)
Shares issued upon conversion from Class B                          974           5,279
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,271,004)   $ (8,118,903)
                                                             ----------    ------------
                                                             ----------    ------------

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
June 2, 2000(a) through
  February 28, 2001:
Shares sold                                                   7,995,284    $ 79,922,524
Shares reacquired                                            (2,079,822)    (18,924,348)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 5,915,462    $ 60,998,176
                                                             ----------    ------------
                                                             ----------    ------------
Class B
-----------------------------------------------------------
Year ended February 28, 2002:
Shares sold                                                   1,620,674    $ 10,748,032
Shares reacquired                                            (3,951,780)    (24,984,439)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,331,106)    (14,236,407)
Shares reacquired upon conversion into Class A                     (985)         (5,279)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (2,332,091)   $(14,241,686)
                                                             ----------    ------------
                                                             ----------    ------------
June 2, 2000(a) through
  February 28, 2001:
Shares sold                                                  20,871,945    $208,244,468
Shares reacquired                                            (1,907,957)    (16,139,200)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                18,963,988    $192,105,268
                                                             ----------    ------------
                                                             ----------    ------------
Class C
-----------------------------------------------------------
Year ended February 28, 2002:
Shares sold                                                   1,350,965    $  9,010,798
Shares reacquired                                            (3,738,264)    (23,715,880)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (2,387,299)   $(14,705,082)
                                                             ----------    ------------
                                                             ----------    ------------
June 2, 2000(a) through
  February 28, 2001:
Shares sold                                                  15,417,182    $154,148,163
Shares reacquired                                            (2,133,982)    (18,829,012)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                13,283,200    $135,319,151
                                                             ----------    ------------
                                                             ----------    ------------
------------------------------
  (a) Commencement of investment operations.

                                                                          23

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

Class Z                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Year ended February 28, 2002:
Shares sold                                                     712,552    $  4,726,597
Shares reacquired                                            (1,027,525)     (6,650,207)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (314,973)   $ (1,923,610)
                                                             ----------    ------------
                                                             ----------    ------------
June 2, 2000(a) through
  February 28, 2001:
Shares sold                                                   3,760,771    $ 37,509,169
Shares reacquired                                            (1,633,286)    (15,009,479)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,127,485    $ 22,499,690
                                                             ----------    ------------
                                                             ----------    ------------

------------------------------
(a) Commencement of investment operations.

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Financial Highlights

                                                          Class A
                                             ---------------------------------
                                                 Year          June 2, 2000(a)
                                                 Ended             Through
                                             February 28,       February 28,
                                                 2002               2001
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $  7.30            $ 10.00
                                             -------------     ---------------
Income from investment operations
Net investment loss                               (0.06)             (0.06)
Net realized and unrealized loss on
   investment transactions                        (1.29)             (2.64)
                                             -------------     ---------------
   Total from investment operations               (1.35)             (2.70)
                                             -------------     ---------------
Net asset value, end of period                  $  5.95            $  7.30
                                             -------------     ---------------
                                             -------------     ---------------
TOTAL INVESTMENT RETURN(b):                      (18.49)%           (27.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $27,630            $43,200
Average net assets (000)                        $34,765            $59,259
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                         1.42%              1.57%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                         1.17%              1.32%(c)
   Net investment loss                            (0.77)%            (0.80)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover                                76%               116%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Not annualized for periods of less than one full year.

    See Notes to Financial Statements                                     25

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Financial Highlights Cont'd.

                                                          Class B
                                             ---------------------------------
                                                 Year          June 2, 2000(a)
                                                 Ended             Through
                                             February 28,       February 28,
                                                 2002               2001
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $    7.26          $   10.00
                                             -------------     ---------------
Income from investment operations
Net investment loss                                (0.11)             (0.10)
Net realized and unrealized loss on
   investment transactions                         (1.28)             (2.64)
                                             -------------     ---------------
   Total from investment operations                (1.39)             (2.74)
                                             -------------     ---------------
Net asset value, end of period                 $    5.87          $    7.26
                                             -------------     ---------------
                                             -------------     ---------------
TOTAL INVESTMENT RETURN(b):                       (19.15)%           (27.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $  97,635          $ 137,671
Average net assets (000)                       $ 117,384          $ 164,779
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                          2.17%              2.32%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                          1.17%              1.32%(c)
   Net investment loss                             (1.52)%            (1.56)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.

    26                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Financial Highlights Cont'd.

                                                          Class C
                                             ---------------------------------
                                                 Year          June 2, 2000(a)
                                                 Ended             Through
                                             February 28,       February 28,
                                                 2002               2001
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $  7.26           $   10.00
                                             -------------     ---------------
Income from investment operations
Net investment loss                               (0.11)              (0.10)
Net realized and unrealized loss on
   investment transactions                        (1.28)              (2.64)
                                             -------------     ---------------
   Total from investment operations               (1.39)              (2.74)
                                             -------------     ---------------
Net asset value, end of period                  $  5.87           $    7.26
                                             -------------     ---------------
                                             -------------     ---------------
TOTAL INVESTMENT RETURN(b):                      (19.15)%            (27.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $63,966           $  96,437
Average net assets (000)                        $80,074           $ 121,487
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                         2.17%               2.32%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                         1.17%               1.32%(c)
   Net investment loss                            (1.52)%             (1.56)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.

    See Notes to Financial Statements                                     27

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Financial Highlights Cont'd.

                                                          Class Z
                                             ---------------------------------
                                                 Year          June 2, 2000(a)
                                                 Ended             Through
                                             February 28,       February 28,
                                                 2002               2001
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $  7.31            $ 10.00
                                             -------------     ---------------
Income from investment operations
Net investment loss                               (0.04)             (0.04)
Net realized and unrealized loss on
   investment transactions                        (1.30)             (2.65)
                                             -------------     ---------------
   Total from investment operations               (1.34)             (2.69)
                                             -------------     ---------------
Net asset value, end of period                  $  5.97            $  7.31
                                             -------------     ---------------
                                             -------------     ---------------
TOTAL INVESTMENT RETURN(b):                      (18.33)%           (26.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $10,840            $15,574
Average net assets (000)                        $12,834            $22,544
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                         1.17%              1.32%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                         1.17%              1.32%(c)
   Net investment loss                            (0.52)%            (0.55)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.

    28                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Focused Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Focused Growth Fund (the 'Fund') at February 28, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 12, 2002
                                                                          29

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
                                    www.strategicpartners.com (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Directors.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.
       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (76)                Trustee                Since 1992

                       Saul K. Fenster, Ph.D. (69)          Trustee                Since 2000

                       Robert E. La Blanc (68)              Trustee                Since 1996
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ----------------------------------------------------------------------------------------
                       Eugene C. Dorsey (76)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Saul K. Fenster, Ph.D. (69)      President (since December 1978) of              79
                                                        New Jersey Institute of Technology;
                                                        Commissioner (since 1998) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (since 1985) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.

                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers;
                                                        Vice-Chairman of Continental Telecom;
                                                        and Trustee of Manhattan College.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -----------------------------------------------------------
                       Eugene C. Dorsey (76)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director of The High
                                                        Yield Plus Fund, Inc.

                       Saul K. Fenster, Ph.D. (69)      Member (since 2000) of IDT
                                                        Corporation.

                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (since 1979, technology),
                                                        Titan Corporation (since
                                                        1995, electronics), Salient
                                                        3 Communications, Inc.
                                                        (since 1995, technology);
                                                        Director of Chartered
                                                        Semiconductor Manufacturing
                                                        Ltd. (since 1998); Director
                                                        of First Financial Fund,
                                                        Inc. (since 1999) and
                                                        Director of The High Yield
                                                        Plus Fund, Inc. (since April
                                                        1999).

    30                                                                    31

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
                          www.strategicpartners.com  (800)  225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Douglas H. McCorkindale (62)         Trustee                Since 1996

                       W. Scott McDonald, Jr. (64)          Trustee                Since 2000

                       Thomas T. Mooney (60)                Trustee                Since 1996

                       Stephen Stoneburn (58)               Trustee                Since 1999

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       Douglas H. McCorkindale (62)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.

                       W. Scott McDonald, Jr. (64)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        formerly principal (1993-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        founding director of School, College
                                                        and University Underwriters Ltd.

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen Stoneburn (58)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc (1975-1989).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       --------------------------------------------------------------
                       Douglas H. McCorkindale (62)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President of Gannett Co.
                                                        Inc. (since September 1997,
                                                        publishing and media);
                                                        Director of Continental
                                                        Airlines, Inc.; Director of
                                                        Lockheed Martin Corp. (since
                                                        May 2001, aerospace and
                                                        defense) and The High Yield
                                                        Plus Fund, Inc. (since
                                                        1996).

                       W. Scott McDonald, Jr. (64)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc. (since 1988).

                       Stephen Stoneburn (58)


    32                                                                    33

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
                           www.strategicpartners.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       ----------------------------------------------------------------------------------------
                       Joseph Weber, Ph.D. (78)             Trustee                Since 2000

                       Clay T. Whitehead (63)               Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       Joseph Weber, Ph.D. (78)         Vice President, Finance, Interclass             62
                                                        (international corporate learning)
                                                        since 1991; formerly President, The
                                                        Alliance for Learning; retired Vice
                                                        President, Member of the Board of
                                                        Directors and Member of the Executive
                                                        and Operating Committees,
                                                        Hoffmann-LaRoche Inc; Member, Board
                                                        of Overseers, New Jersey Institute of
                                                        Technology. Trustee and Vice Chairman
                                                        Emeritus, Fairleigh Dickinson
                                                        University.

                       Clay T. Whitehead (63)           President (since 1983) of National              91
                                                        Exchange Inc. (new business
                                                        development firm).


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ------------------------------------------------------------
                       Joseph Weber, Ph.D. (78)

                       Clay T. Whitehead (63)           Director (since 2000) of
                                                        First Financial Fund, Inc.
                                                        and The High Yield Plus
                                                        Fund, Inc.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1999
                                                            and Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Funds Management, Inc. (PMF).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ---------------------------------------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.; Vice
                                                        President and Director
                                                        (since May 1992) of
                                                        Nicholas-Applegate Fund,
                                                        Inc.


    34                                                                    35

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
                                   www.strategicpartners.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------------------------
                       *David R. Odenath, Jr (44)           President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       *David R. Odenath, Jr (44)       President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.


      Information pertaining to the Officers of the Trust is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       ----------------------------------------------------------------------------------
                       Judy A. Rice (54)                    Vice President         Since 2000

                       Grace C. Torres (42)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       George P. Attisano (46)              Secretary              Since 2000

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                      Judy A. Rice (54)                Executive Vice President (since 1999)
                                                        of Prudential Investments; formerly
                                                        various positions to Senior Vice
                                                        President (1992-1999) of Prudential
                                                        Securities; and various positions to
                                                        Managing Director (1975-1992) of
                                                        Salomon Smith Barney; Member of
                                                        Governor of the Money Management
                                                        Institute; Member of the Prudential
                                                        Securities Operating Council and the
                                                        National Association for Variable
                                                        Annuities.

                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996 - January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

                       George P. Attisano (46)          Vice President and Corporate Counsel
                                                        of Prudential and Vice President and
                                                        Assistant Secretary of PI (September
                                                        2000); formerly Associate Attorney of
                                                        Kramer Levin Naftalis & Frankel LLP
                                                        (April 1998-September 2000) and
                                                        Associate Attorney of Wilkie Farr &
                                                        Gallagher (September 1996-April
                                                        1998).


    36                                                                    37

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
                            www.strategicpartners.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       ----------------------------------------------------------------------------------
                       William V. Healey (48)               Assistant              Since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of PMFS; Director
                                                        (since June 1999) of ICI Mutual
                                                        Insurance Company; prior to August
                                                        1998, Associate General Counsel of
                                                        the Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.


------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor,
      Newark, New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75, except for
      Mr. Weber, who will retire by December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.
 **** This column includes only directorships of companies required to report to the
      SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
      or other investment companies registered under the Act.

Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    38                                                                    39

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Getting the Most from your Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                       www.strategicpartners.com     (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Class A     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 2/28/02

                        One Year    Since Inception
With Sales Charge        -22.57%       -27.86%
Without Sales Charge     -18.49%       -25.71%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Focused Growth Fund (Class A
shares) with a similar investment in the S&P
500 Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class A shares (June 1, 2000) and the account values at the end of the current fiscal year
(February 28, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged, market capitalization-weighted index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

www.strategicpartners.com     (800) 225-1852

Class B     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 2/28/02

                       One Year    Since Inception
With Sales Charge       -23.19%       -27.99%
Without Sales Charge    -19.15%       -26.29%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Focused Growth Fund (Class B
shares) with a similar investment in the S&P
500 Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class B shares (June 1, 2000) and the account values at the end of the current fiscal year
(February 28, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on February 28, 2002; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged, market capitalization-weighted index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Class C     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 2/28/02

                        One Year    Since Inception
With Sales Charge       -20.76%        -26.71%
Without Sales Charge    -19.15%        -26.29%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Focused Growth Fund (Class C
shares) with a similar investment in the S&P
500 Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class C shares (June 1, 2000) and the account values at the end of the current fiscal year
(February 28, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on February 28, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged, market capitalization-weighted index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                   www.strategicpartners.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 2/28/02

   One Year    Since Inception
   -18.33%       -25.57%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Focused Growth Fund (Class Z
shares) with a similar investment in the S&P
500 Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class Z shares (June 1, 2000) and the account values at the end of the current fiscal year
(February 28, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged, market capitalization-weighted index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

For More Information

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, NY 10105

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq       CUSIP
------------    ------       -----
Class A         SPFAX      86276R106
Class B         SPFBX      86276R205
Class C         SPFCX      86276R304
Class Z         SPFZX      86276R403

MFSP500E    IFS-A070112

                                        Annual Report February 28, 2002

STRATEGIC PARTNERS
OPPORTUNITY FUNDS        (LOGO)

STRATEGIC PARTNERS
NEW ERA GROWTH FUND

Objective: Seeks Long-Term Growth of Capital

This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Strategic
Partners New Era Growth Fund (the Fund) is long-term growth of capital. The Fund's strategy is to combine the efforts of two investment advisers who employ a growth style: Jennison Associates LLC (Jennison) and Massachusetts Financial Services Company
(MFS). Jennison invests in small and midsize companies that it believes have superior management, a unique market niche, or a strong new product profile. MFS focuses on companies of any size that are early in their life cycle or otherwise are expected to accelerate their earnings growth rate.
There can be no assurance that the Fund
will achieve its investment objective.

In February 2002, the Fund's board voted to change the Fund's fiscal year-end to July 31.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 2/28/02
        33.6%    Information Technology
        21.4     Consumer Discretionary
        17.5     Healthcare
        15.5     Industrials
         5.0     Financials
         1.5     Utilities
         0.8     Consumer Staples
         0.5     Materials
         0.4     Energy
         0.2     Telecommunication Services
         3.6     Cash & Equivalents

Five Largest Holdings--
Combined Portfolios

Expressed as a percentage of
net assets as of 2/28/02
    2.5%    Affiliated Computer Services, Inc.
            IT Consulting & Services
    2.3     USA Networks, Inc.
            Media
    2.3     Concord EFS, Inc.
            Commercial Services & Supplies
    2.2     Express Scripts, Inc.
            Healthcare Providers & Services
    2.2     Genzyme Corp.
            Biotechnology

Holdings are subject to change.

                            www.strategicpartners.com    (800) 225-1852

Annual Report    February 28, 2002

Cumulative Total Returns1                          As of 2/28/02

                                               One      Since
                                              Year    Inception2
Class A                                     -27.96%    -34.80%
Class B                                     -28.54     -35.40
Class C                                     -28.54     -35.40
Class Z                                     -27.89     -34.60
Lipper Multi-Cap Growth Funds Avg.3         -22.38     -30.85
S&P 500 Index 4                              -9.51     -14.42
Russell 3000 Growth Index5                  -15.28     -26.48

Average Annual Total Returns1                     As of 3/31/02

                     One      Since
                    Year    Inception2
    Class A        -14.76%    -26.07%
    Class B        -15.39     -26.05
    Class C        -12.71     -24.91
    Class Z        -10.00     -22.98

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2 Inception date: Class A, B, C, and Z, 11/22/00.
3 The Lipper Average is unmanaged, and is based on the average return of all funds in each share class for the one-year and since inception periods in the Lipper Multi-Cap
  Growth Funds category. Funds in the Lipper
  Multi-Cap Growth Funds Average include funds that invest in a variety of market capitalization ranges without concentrating
  75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500
  Index. Multi-cap growth funds typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P
  SuperComposite 1500 Index.
4 The Standard & Poor's 500 Composite Stock
  Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies.
  It gives a broad look at how stock prices have performed.
5 The Russell 3000 Growth Index is an
  unmanaged, market capitalization-weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000
  Growth Index or the Russell 2000 Growth
  Index.

Investors cannot invest directly in an index.

The returns for the Lipper Average, S&P 500
Index, and Russell 3000 Growth Index would
be lower if they included the effect of
sales charges or taxes.
                                          1

STRATEGIC PARTNERS
OPPORTUNITY FUNDS

                               April 17, 2002

DEAR SHAREHOLDER,
The Strategic Partners New Era Growth Fund's fiscal year ended February 28, 2002 was a very difficult period for growth-oriented investors. Fear of an economic recession, combined with a barrage of bad news about corporate profitability, drove growth stock prices down. Then two major shocks roiled the markets further: the terrorist attacks of September 11, followed by the swift collapse of Enron, a large firm whose rapid growth and new energy-trading business model had been widely admired. Both events added to the uncertainty that already characterized the equity market environment.

We think that investors will benefit from the changes already triggered by Enron's collapse. These include an increased focus on potential conflicts of interest, more transparent disclosure in corporate financial reports, stronger balance sheets
(less dependence on debt and elaborate
financing schemes), and a generally more critical view of ambitious claims. The underlying framework for investing is sound, and these changes will strengthen it further.

The Fund's advisors discuss developments in the U.S. stock market and explain the Fund's investments on the following pages. As always, we appreciate your continued confidence in Strategic Partners mutual funds.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Opportunity Funds

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Annual Report    February 28, 2002

Investment Advisers' Report

OVERVIEW OF PERFORMANCE
The economic slowdown that dominated 2001 was triggered by inventory surpluses and a decline in capital investment, particularly in the technology and telecommunications sectors. As a result, the largest detractors from the Fund's return were concentrated in those sectors. Some negative returns also accumulated in the economically sensitive media industry and in businesses affected by the hiatus in travel after September 11.
(Travel began to recover in the first
quarter of 2002.) Most of the positive
contributions were in service industries and healthcare, sectors that are less susceptible to inventory cycles. Some of the Fund's retail stocks also performed well because the consumer sector never weakened significantly during the economic slowdown.

A TURBULENT AND DISCOURAGING ENVIRONMENT
An unusual confluence of factors made this reporting period particularly difficult for investors in companies expecting rapid earnings growth. Over the Fund's fiscal year, it became increasingly apparent that the U.S. economy was slowing rapidly, and that corporate earnings were dropping even faster. In addition, the terrorist attacks of September 11 affected economic expectations first by delaying recovery and then by triggering interventions to accelerate it. This led both advisers to make small tactical changes in their holdings as economic prospects changed.

Quick intervention by the Federal Reserve and the U.S. government in the form of monetary stimulus and promises of new spending served to convince many investors that economic recovery would come soon. In response, growth stocks advanced in the fourth quarter of 2001 at a pace that was not justified by profit forecasts. However, in the aftermath of Enron's rapid fourth-quarter slide into bankruptcy, investors became cautious once again when, in January
2002, many companies and research analysts issued low profit projections. Both advisers took advantage of the market's moderating prices to again add holdings that would benefit from an eventual recovery.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Annual Report    February 28, 2002

The Fund's advisers believe that difficult conditions for growth stocks were exacerbated by unusual short sales by managers of hedge fund investment portfolios. Hedge funds are unregulated, are available only to a limited number of sophisticated investors, and do not issue shares to the public. Consequently, their holdings and strategies need never be made public. In addition, they can use complicated and/or risky investment strategies such as "short selling," which is selling borrowed shares with the goal of buying the replacement shares after their price has fallen. The extra supply of shares
(the ones that were borrowed and sold with no corresponding purchases) may depress prices, especially when there are few buyers.

During the Fund's reporting period, poor corporate profitability and a skittish market created an ideal climate for hedge funds to make bets that a stock would fall as a result of bad news. Stocks priced at high multiples of their earnings--aggressive growth stocks--were particularly vulnerable.
Jennison's portion of this Fund is focused on small and mid-cap companies whose share prices are more volatile than the prices of large caps, making them especially attractive targets for short sellers.

Both of the Fund's advisers try to buy
stocks of companies with strong long-term growth potential, but try to do so when the share prices are lower than normal because of temporary considerations such as a cyclical lull in sales or investors' overreaction to some event in the news. This strategy makes good use of their research strengths. In this environment, however, such stocks could drop even further in price because short sellers tend to dump borrowed shares on the market when a stock is vulnerable.

In addition, Enron's bankruptcy was
accompanied by concerns about the accuracy of its financial statements and the dependability of its auditors.
This led to a sharp increase in skepticism about the profitability of many companies that have complicated financial statements, making them potential targets for short sellers. For this reason, the Fund's position in the industrial conglomerate
Tyco International, one of the major selections of MFS, fell sharply. It was among the largest detractors from the Fund's return.

                              www.strategicpartners.com    (800) 225-1852

In late January, Tyco's management responded to what it considers its persistent undervaluation by investors. In contrast to its long-standing strategy of growing through acquisitions, Tyco announced its intention to break up into four separate firms. MFS agrees that Tyco was undervalued, and believes that the breakup strategy is an appropriate response to unlock its value.
Although MFS has reduced its position
somewhat, it still has a significant
commitment.

Cendant (see MFS's Comments on Largest
Holdings) is another stock that has been hurt by skepticism about its complicated accounting. Like Tyco, Cendant's complicated accounting is the result of a strategy of growth by acquisition. By the end of our reporting period, however, its share price had recovered, and it made a modest positive contribution to the Fund's return. MFS sold part of its holding to lock in profits after the end of our reporting period, but still has a significant position in Cendant. It is confident that the company's share price will eventually reflect its businesses' sound fundamentals and strong cash flows.

TELECOMMUNICATIONS AND TECHNOLOGY
Many telecommunications service companies had made substantial investments in wireless telephony with the expectation that new markets and new "third generation" technology would lead to explosive growth.
That growth did not occur in the time frame most investors expected. Both of the Fund's advisers had significant positions in
American Tower, whose primary business is leasing the capacity of its wireless antenna towers to service providers. It also offers consulting services to wireless service companies and owns a teleport (an electronic link between broadcasters and satellites).
Although its wireless-related businesses are relatively insulated from the fierce competitive pressures facing service providers, the consulting business is sensitive to the current low growth of the industry. Moreover, the teleport service did not live up to expectations. In addition, American Tower has a substantial amount of debt. Its stock fell sharply, making it the single worst detractor from the Fund's return. Both MFS and Jennison sold their positions in American Tower, preferring to invest in other opportunities.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Annual Report    February 28, 2002

Jennison also had a position in Western
Wireless, which operates in the poorly
served American West and benefits from the roaming charges that through- travelers generate. Its shares declined with the industry in general, and Jennison substantially reduced its commitment.

INVESTORS STILL AVOIDED INTERNET STOCKS...
Many of the Fund's poorer performers were related in some way to the Internet. Both advisers believed these companies had sound business models that could profit from the explosive growth of Internet-based services, but during the review period, investors were indiscriminately fleeing from Internet-related stocks. These included the Jennison selections CheckFree (electronic bill paying and banking), Exodus Communications (Website hosting), VeriSign (Internet security), and
Gemstar-TV Guide International (interactive media guides). Gemstar started to rebound after the end of our reporting period, while the others are no longer in the Jennison portfolio (MFS still owns shares of VeriSign).

In contrast, Jennison took advantage of the summer plunge in prices to add to its position of USA Networks (see Jennison's
Comments on Largest Holdings) at a lower price. The Fund benefited significantly from the stock's subsequent recovery.

....AND MOST TECHNOLOGY STOCKS...
The technology sector has been the largest
source of high-growth stocks in recent
years, and it was well represented in the
Fund's portfolio. Unfortunately, investors
still were reluctant to return to the
sector. Solectron (contract manufacturing),
VERITAS Software (software to manage
information storage), Ciena (networking),
RSA Security (authentication and encryption
products), Check Point Software (firewalls
and virtual private networks for security),
and Comverse Technology (wireless
infrastructure) were among the largest
detractors from the Fund's performance. Of
these, Solectron and RSA were Jennison
selections that were sold from the
portfolio; Ciena, Check Point, and Comverse
were MFS positions that also were
                        www.strategicpartners.com    (800) 225-1852

sold. The respective advisers thought that the recovery of these technology stocks would be slower than they had anticipated and that there were better opportunities elsewhere.

Both advisers still like VERITAS. It is
uniquely positioned with a broad product portfolio that can tie together data storage in a heterogeneous environment-- one that includes equipment and software from many different manufacturers.
With the increased concern about data
preservation after the destruction of
September 11, both advisers expect a greater demand for products that can manage information storage and retrieval from widely separated and differing sites.

....BUT SOME ADVANCED...
Despite the falling market, some of
the Fund's technology holdings made
positive contributions to its return.
The largest came from KLA-Tencor
(contract manufacturing), Novellus Systems
(capital equipment for manufacturing
semiconductor chips), Adobe Systems (see
Jennison's Comments on Largest Holdings), and Compaq Computer (personal computers and small network servers). All were Jennison selections, and Novellus also was held by MFS. By the end of the Fund's reporting period, the inventory surplus that precipitated the technology slowdown had been nearly eliminated, and companies were beginning to resume production. Both advisers expect Novellus to gain market share as the global economy speeds up.
Compaq also benefited from a proposed merger with Hewlett-Packard that was perceived as a good deal for Compaq shareholders.

....AS DID TECHNOLOGY CONSULTANTS AND SERVICES
Many of the strongest performers in the Fund
were commercial service companies, including
technological consultants. For example, the
MFS selection Affiliated Computer Services
(see MFS's Comments on Largest Holdings)
posted a substantial gain, as did the
Jennison holding CSG Systems International.
CSG provides customer service and billing
equipment for telecommunications service
providers such as cable and telephone
companies. It is a very profitable and
growing company.
                                         7

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Annual Report    February 28, 2002

The Jennison investment in Apollo Group, which offers distance learning and technological training, also performed well.
Often when business slows down, technology companies take the occasion to upgrade the skills of their work force, while unemployed professionals use the free time to improve their technological skills. Both advisers liked the consulting company Accenture. The company integrates information technology systems and processes data for its clients.
Its gain was very substantial, and both
advisers thought that much of the company's strength was already reflected in its share price. As a result, both sold their positions.

FINANCIAL DATA PROCESSING WAS LUCRATIVE
Both advisers also had gains on Fiserv,
which processes financial data. Fiserv has been winning new customers, increasing both revenues and profits. Because its business is done on long-term contracts, future earnings are predictable, and the stock does well in uncertain markets. Jennison had a substantial position in Concord EFS, which processes ATM transactions, merchant check validations, and credit and debit card sales. The "plastic card" market is growing as these cards displace cash and checks.
First Data, an MFS selection, was another financial data processor that made a positive contribution to the Fund's return.
First Data owns Western Union, which
transfers money around the globe for the large population that does not use banks.
Western Union is adding locations at about
20% growth a year. First Data's other major business is its credit and debit card processing network.

OTHER GAINS WERE PRIMARILY IN HEALTHCARE
Healthcare is relatively insensitive to the economic cycle, so several companies bucked the generally downward market trend.
Jennison had gains on Express Scripts (a pharmacy benefit manager), Celgene
(biotechnology), and Forest Laboratories
(drugs). Both advisers held Laboratory
Corporation of America, which does
laboratory blood tests and urinalysis as well as technologically advanced genetic testing. Its product mix is moving toward higher-priced services.

Strategic Partners New Era Growth Fund
Management Team
                            www.strategicpartners.com    (800) 225-1852



{This page left intentionally blank}

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Comments on Largest Holdings

Jennison's Comments on Largest Holdings   As of 2/28/02

USA Networks, Inc./Media
USA Networks owns a diversified set of
Internet-related businesses, including home shopping, hotel reservation, and the
CitySearch website. Its earnings were hurt by the drop in advertising, and its shares became very attractively priced. They have since begun to rise. Jennison has a great deal of confidence in its senior management, and has owned the stock before.

Adobe Systems, Inc./Software
Adobe is known for its desktop publishing software: Acrobat (which allows copies of documents to be transmitted over the Internet) and Photoshop (which allows the editing of photographic material). However, Jennison bought it for its new software cycle-- programs that will allow the transfer of items in many media across many platforms.
Jennison thinks it will become an essential part of the growth of the broadcasting industry.


Ceridian Corp./Commercial Services & Supplies
Ceridian manages human resources data--such as information about payrolls, benefits, and training--for its clients. It also owns
Comdata, which manages data about fuel
cards, licenses, cash advances, and other critical information for the trucking industry. It has a good cash flow but is cyclical. Jennison was able to establish a position very inexpensively, and expects to benefit from the economic recovery.

Genzyme Corp./Biotechnology
Genzyme is a broadly diversified healthcare company. Its three divisions focus on cancer diagnosis and treatment, medical and surgical products, and a 25% ownership of Genzyme Transgenics, which develops new protein therapies for various diseases.
Genzyme is a high-profit company with a
good new-product pipeline that provides a dependable path for growth. Jennison bought it at a low price and has taken some profits.

Investors Financial Services Corp./Banks
Investors Financial provides asset
administration services for mutual funds and other financial firms. These include cash management, multicurrency accounting, and worldwide security custody services. It has a conservative balance sheet, and Jennison expects it to benefit from the recovery of the stock market as the economy improves.

Holdings are subject to change.

                           www.strategicpartners.com    (800) 225-1852

Annual Report    February 28, 2002

MFS's Comments on Largest Holdings   As of 2/28/02

Affiliated Computer Services, Inc./IT Consulting & Services
Affiliated Computer Services manages
document flow for clients such as healthcare and financial service companies and also processes data and manages information systems for its clients. These outsourced services are based on long-term contracts, and therefore generate a visible stream of recurring revenue. MFS expects accelerating revenue growth and high profit margins.

Viacom, Inc./Media
Viacom is a broadly diversified media
company whose brands include Blockbuster,
MTV, Paramount, Simon & Schuster, and CBS.
MFS expects it to benefit from the trend toward large one-stop advertising contracts across many media, as well as from the improving economic situation. Moreover, the industry has a fixed cost structure but very little incremental cost when business increases, so additional revenue flows right through to profits.

Clear Channel Communications, Inc./Media
Clear Channel is the largest operator of radio stations in the United States. Its size allows it to be a single source for radio advertisers. Radio continues to grow faster than television and other mass media. Like Viacom, Clear Channel should benefit from the improving economy and low incremental costs as business increases.

EchoStar Communications Corp./Media
EchoStar is a satellite telecommunications provider. Satellite television is growing rapidly and now has positive cash flow.
Since the start-up costs are huge and there are almost no incremental costs, MFS expects the increase in subscribers to drive rapid profit growth. Nonetheless, the business is selling at about the same multiple of profits as nongrowing cable television companies. MFS expects EchoStar's market share to increase whether its acquisition of GM Hughes passes antitrust examination or not.

Cendant Corp./Commercial Services & Supplies
Cendant is the largest hotel franchiser in the world (Days Inn, Ramada, AmeriHost Inn, and others) and also owns real estate companies (Century 21, Coldwell Banker, and
ERA), timeshare resorts, Avis car rentals, and an online reservation company. MFS bought shares inexpensively because
Cendant's travel businesses were under
stress and its accounting for its
acquisitions was complicated. MFS is
confident that Cendant's share price will soon reflect the strong cash flow of these businesses.

Holdings are subject to change.

                                Annual Report February 28, 2002


STRATEGIC PARTNERS
OPPORTUNITY FUNDS     (LOGO)

Strategic Partners
New Era Growth Fund


                                  Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2002

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.4%
Common Stocks
-------------------------------------------------------------------------------------
Auto Components  0.3%
     20,020      American Axle & Manufacturing Holdings, Inc.(a)    $        534,534
-------------------------------------------------------------------------------------
Automobiles  1.0%
     33,830      Harley-Davidson, Inc.                                     1,734,126
-------------------------------------------------------------------------------------
Banks  1.3%
     32,400      Investors Financial Services Corp.                        2,251,152
-------------------------------------------------------------------------------------
Biotechnology  5.8%
     52,630      Genentech, Inc.(a)                                        2,484,136
     82,800      Genzyme Corp.(a)                                          3,674,664
     12,500      Invitrogen Corp.(a)                                         570,500
     27,600      MedImmune, Inc.(a)                                        1,137,948
     70,500      Protein Design Labs, Inc.(a)                              1,118,835
     22,900      Sepracor, Inc.(a)                                           985,158
                                                                    ----------------
                                                                           9,971,241
-------------------------------------------------------------------------------------
Chemicals  0.1%
      1,800      Praxair, Inc.                                               104,220
-------------------------------------------------------------------------------------
Commercial Services & Supplies  14.7%
     45,200      Apollo Group, Inc. (Class 'A' Stock)(a)                   2,194,460
     18,360      ARAMARK Corp. (Class 'B' Stock)(a)                          470,016
     28,360      Automatic Data Processing, Inc.                           1,494,856
     57,700      BISYS Group, Inc.(a)                                      1,816,396
    110,790      Cendant Corp.(a)                                          1,928,854
    128,500      Ceridian Corp.(a)                                         2,390,100
    129,130      Concord EFS, Inc.(a)                                      3,877,774
     69,480      DST Systems, Inc.(a)                                      2,896,621
     44,800      Education Management Corp.(a)                             1,773,184
     20,500      First Data Corp.                                          1,671,160
     26,120      Fiserv, Inc.(a)                                           1,116,369
     54,060      IMS Health, Inc.                                          1,081,200
     27,500      NDCHealth Corp.                                             936,100

    See Notes to Financial Statements                                     13

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,700      Paychex, Inc.                                      $        284,515
     37,120      Robert Half International, Inc.(a)                          965,491
      7,400      Sabre Holdings Corp. (Class 'A' Stock)(a)                   325,674
                                                                    ----------------
                                                                          25,222,770
-------------------------------------------------------------------------------------
Communications Equipment  1.5%
     14,800      Brocade Communications Systems, Inc.(a)                     325,156
     88,900      Cisco Systems, Inc.(a)                                    1,268,603
     14,900      Enterasys Networks, Inc.(a)                                  52,895
     16,130      QUALCOMM, Inc.(a)                                           536,323
     27,610      Tekelec, Inc.(a)                                            323,037
                                                                    ----------------
                                                                           2,506,014
-------------------------------------------------------------------------------------
Computers & Peripherals  3.0%
     41,500      Dell Computer Corp.(a)                                    1,024,635
     77,580      EMC Corp.                                                   845,622
     37,200      Lexmark International, Inc.(a)                            1,849,212
    230,400      Western Digital Corp.(a)                                  1,338,624
                                                                    ----------------
                                                                           5,058,093
-------------------------------------------------------------------------------------
Diversified Financials  3.2%
     12,640      Capital One Financial Corp.                                 622,773
     23,920      Citigroup, Inc.                                           1,082,380
     23,090      Freddie Mac                                               1,471,756
     21,920      Goldman Sachs Group, Inc                                  1,774,205
     19,500      Stilwell Financial, Inc.                                    444,795
                                                                    ----------------
                                                                           5,395,909
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  2.9%
      3,460      Celestica, Inc. (Canada) (Sub Shares)(a)                    113,834
     41,000      Fisher Scientific International, Inc.(a)                  1,189,000
     62,870      Intersil Corp. (Class 'A' Stock)(a)                       1,744,014
     50,000      Newport Corp.                                               945,500
     37,740      Tektronix, Inc.(a)                                          902,363
                                                                    ----------------
                                                                           4,894,711

    14                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Energy Equipment & Services  0.4%
     10,100      Smith International, Inc.(a)                       $        652,965
-------------------------------------------------------------------------------------
Food & Drug Retailing  0.8%
     33,100      Walgreen Co.                                              1,331,944
-------------------------------------------------------------------------------------
Gas Utilities  0.6%
     26,711      El Paso Corp.                                             1,043,866
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  0.3%
     19,650      Applera Corp.-Applied Biosystems Group                      444,090
-------------------------------------------------------------------------------------
Healthcare Providers & Services  4.8%
      6,000      Anthem, Inc.(a)                                             348,600
      5,600      Cardinal Health, Inc.                                       370,104
     73,960      Express Scripts, Inc.(a)                                  3,828,909
     20,470      Laboratory Corp. of America Holdings(a)                   1,667,896
     24,070      Lincare Holdings, Inc.(a)                                   605,601
     41,500      McKesson Corp.                                            1,462,875
                                                                    ----------------
                                                                           8,283,985
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  0.5%
     25,100      Outback Steakhouse, Inc.(a)                                 895,066
-------------------------------------------------------------------------------------
Household Durables  0.6%
     39,700      Leggett & Platt, Inc.                                     1,018,305
-------------------------------------------------------------------------------------
Industrial Conglomerates  0.7%
     41,800      Tyco International Ltd. (Bermuda)                         1,216,380
-------------------------------------------------------------------------------------
Insurance  0.5%
     17,680      St. Paul Cos., Inc.                                         864,552
-------------------------------------------------------------------------------------
Internet & Catalog Retail  1.7%
    123,900      Amazon.com, Inc.(a)                                       1,746,990
     23,200      eBay, Inc.(a)                                             1,207,560
                                                                    ----------------
                                                                           2,954,550

    See Notes to Financial Statements                                     15

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Internet Software & Services  0.7%
      8,400      Overture Services, Inc.(a)                         $        254,184
    100,100      RealNetworks, Inc.(a)                                       545,545
     16,600      VeriSign, Inc.(a)                                           393,918
                                                                    ----------------
                                                                           1,193,647
-------------------------------------------------------------------------------------
IT Consulting & Services  3.2%
     86,600      Affiliated Computer Services, Inc. (Class 'A'
                  Stock)(a)                                                4,235,606
     40,900      SunGuard Data Systems, Inc.(a)                            1,262,583
                                                                    ----------------
                                                                           5,498,189
-------------------------------------------------------------------------------------
Media  12.6%
     41,200      Adelphia Communications Corp. (Class 'A'
                  Stock)(a)                                                  904,340
     54,600      Cablevision Systems Corp. - Rainbow Media
                  Group(a)                                                 1,381,380
     29,300      Charter Communications, Inc. (Class 'A'
                  Stock)(a)                                                  304,720
     51,730      Clear Channel Communications, Inc.(a)                     2,411,653
     15,700      E.W. Scripps Co. (Class 'A' Stock)                        1,180,640
     82,100      EchoStar Communications Corp. (Class 'A'
                  Stock)(a)                                                2,144,452
     35,000      Entravision Communications Corp. (Class 'A'
                  Stock)(a)                                                  535,500
    107,300      Gemstar-TV Guide International, Inc.(a)                   1,962,517
     72,400      Interpublic Group of Cos., Inc.                           1,969,280
     20,400      New York Times Co. (Class 'A' Stock)                        895,560
     95,100      Pearson PLC, ADR (United Kingdom)                         1,078,434
    131,900      USA Networks, Inc.(a)                                     3,898,964
     60,070      Viacom, Inc. (Class 'B' Stock)(a)                         2,796,258
                                                                    ----------------
                                                                          21,463,698
-------------------------------------------------------------------------------------
Multiline Retail  0.9%
     15,820      BJ's Wholesale Club, Inc.(a)                                650,993
     28,400      Dollar Tree Stores, Inc.(a)                                 909,936
                                                                    ----------------
                                                                           1,560,929
-------------------------------------------------------------------------------------
Multi-Utilities  0.9%
     58,100      Dynegy, Inc. (Class 'A' Stock)                            1,485,617
-------------------------------------------------------------------------------------
Paper & Forest Products  0.5%
     21,300      International Paper Co.                                     931,875

    16                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  6.5%
     28,000      Allergan, Inc.                                     $      1,815,520
     22,600      American Home Products Corp.                              1,436,230
      4,840      Andrx Group(a)                                              161,898
     49,410      Biovail Corp. (Canada)(a)                                 2,346,975
     44,800      ICN Pharmaceuticals, Inc.                                 1,247,680
     13,270      Lilly (Eli) & Co.                                         1,004,937
     14,000      Medicis Pharmaceutical Corp. (Class 'A'
                  Stock)(a)                                                  783,860
     27,300      Pfizer, Inc.                                              1,118,208
     80,200      SICOR, Inc.(a)                                            1,283,200
                                                                    ----------------
                                                                          11,198,508
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  9.1%
     20,620      Altera Corp.(a)                                             393,223
     63,640      Analog Devices, Inc.(a)                                   2,368,045
      5,700      ASML Holding NV (Netherlands)(a)                            115,995
      7,700      Flextronics International Ltd. (Singapore)(a)               110,418
     58,900      Integrated Device Technology, Inc.(a)                     1,506,073
     26,200      International Rectifier Corp.(a)                            962,064
     72,900      Lam Research Corp.(a)                                     1,577,556
     50,100      Linear Technology Corp.                                   1,845,183
     20,700      Maxim Integrated Products, Inc.(a)                          947,232
     41,840      Novellus Systems, Inc.(a)                                 1,781,966
     22,100      QLogic Corp.(a)                                             823,225
     23,300      STMicroelectronics NV, ADR (Switzerland)                    686,418
     36,100      Taiwan Semiconductor Manufacturing Co. Ltd. ADR
                  (Taiwan)                                                   586,625
     27,200      Teradyne, Inc.(a)                                           911,472
     27,760      Xilinx, Inc.(a)                                             997,139
                                                                    ----------------
                                                                          15,612,634
-------------------------------------------------------------------------------------
Software  13.3%
     83,100      Adobe Systems, Inc.                                       3,023,178
     21,270      Amdocs Ltd. (United Kingdom)(a)                             600,877
     38,300      Autodesk, Inc.                                            1,691,711
     58,070      Cadence Design Systems, Inc.(a)                           1,228,180

    See Notes to Financial Statements                                     17

      Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     11,500      Computer Associates International, Inc.            $        187,220
     23,600      Electronic Arts, Inc.(a)                                  1,270,152
     31,000      Intuit, Inc.(a)                                           1,174,590
     21,900      Microsoft Corp.(a)                                        1,277,646
    111,870      Oracle Corp.(a)                                           1,859,279
    197,000      Parametric Technology Corp.(a)                            1,449,920
     33,200      Peoplesoft, Inc.(a)                                         965,124
     54,050      Peregrine Systems, Inc.(a)                                  486,450
    120,100      Rational Software Corp.(a)                                2,229,056
     36,300      Reynolds & Reynolds Co. (Class 'A' Stock)                 1,065,405
     20,400      Synopsys, Inc.(a)                                           960,840
     36,600      THQ, Inc.(a)                                              1,649,196
     47,360      VERITAS Software Corp.(a)                                 1,680,806
                                                                    ----------------
                                                                          22,799,630
-------------------------------------------------------------------------------------
Specialty Retail  3.5%
     76,640      Barnes & Noble, Inc.(a)                                   2,375,074
     28,000      GameStop Corp.(a)                                           534,800
     14,480      Home Depot, Inc.                                            724,000
     33,600      Lowe's Cos., Inc.                                         1,520,400
     23,800      Tiffany & Co.                                               780,878
                                                                    ----------------
                                                                           5,935,152
-------------------------------------------------------------------------------------
Textiles & Apparel  0.3%
     17,200      Reebok International Ltd.(a)                                476,096
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.2%
     35,200      Western Wireless Corp. (Class 'A' Stock)(a)                 286,176
                                                                    ----------------
                 Total long-term investments (cost $174,777,457)         164,820,624
                                                                    ----------------

    18                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

SHORT-TERM INVESTMENTS  3.4%
Principal                                Moody's
Amount                                   Rating         Interest    Maturity    Value
(000)         Description                (Unaudited)    Rate        Date        (Note 1)
---------------------------------------------------------------------------------------------------
Commercial Paper  2.7%
  $  4,538    American Express Credit
               Corp.                     P-1            1.80%       3/01/02     $    4,538,000
U.S. Government Agency  0.7%
     1,225    Federal National Mortgage
               Association                              1.82%       3/01/02          1,225,000
                                                                                --------------
              Total short-term
               investments
               (cost $5,763,000)                                                     5,763,000
                                                                                --------------
              Total Investments  99.8%
               (cost $180,540,457; Note
               5)                                                                  170,583,624
              Other assets in excess of
               liabilities  0.2%                                                       392,650
                                                                                --------------
              Net Assets  100%                                                  $  170,976,274
                                                                                --------------
                                                                                --------------

------------------------------
The following abbreviations are used in portfolio descriptions:
ADR--American Depository Receipt
NV--Naamloze Vennootschap (Dutch Company).
PLC--Public Limited Company (British Limited Liability Company).
(a) Non-income producing security.
    See Notes to Financial Statements                                     19

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Statement of Assets and Liabilities

                                                                 February 28, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $180,540,457)                          $ 170,583,624
Cash                                                                         760
Foreign currency, at value (cost $17,429)                                 17,066
Receivable for investments sold                                        3,496,548
Receivable for Fund shares sold                                          112,644
Dividends and interest receivable                                         54,408
Prepaid expenses                                                           1,200
                                                                 -----------------
      Total assets                                                   174,266,250
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                      2,124,285
Payable for Fund shares reacquired                                       729,004
Accrued expenses                                                         205,954
Management fee payable                                                   122,115
Distribution fee payable                                                 104,972
Deferred trustee's fees                                                    3,646
                                                                 -----------------
      Total liabilities                                                3,289,976
                                                                 -----------------
NET ASSETS                                                         $ 170,976,274
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
      Shares of beneficial interest, at par                        $      26,393
      Paid-in capital in excess of par                               280,939,674
                                                                 -----------------
                                                                     280,966,067
   Accumulated net realized loss                                    (100,032,645)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (9,957,148)
                                                                 -----------------
Net assets, February 28, 2002                                      $ 170,976,274
                                                                 -----------------
                                                                 -----------------

    20                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                 February 28, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($32,439,940
      / 4,977,626 shares of beneficial interest issued and
      outstanding)                                                          $6.52
   Maximum sales charge (5% of offering price)                                .34
                                                                 -----------------
   Maximum offering price to public                                         $6.86
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($68,825,171 / 10,653,915 shares of beneficial
      interest issued and outstanding)                                      $6.46
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($55,706,709
      / 8,621,210 shares of beneficial interest issued and
      outstanding)                                                          $6.46
   Sales charge (1% of offering price)                                        .07
                                                                 -----------------
   Offering price to public                                                 $6.53
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($14,004,454 / 2,139,769 shares of beneficial
      interest issued and outstanding)                                      $6.54
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     21

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                 February 28, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $5,662)          $     567,825
   Interest                                                              362,797
                                                                 -----------------
      Total income                                                       930,622
                                                                 -----------------
Expenses
   Management fee                                                      2,150,277
   Distribution fee--Class A                                             119,518
   Distribution fee--Class B                                             911,887
   Distribution fee--Class C                                             764,323
   Transfer agent's fees and expenses                                    294,000
   Amortization of offering costs                                        246,930
   Custodian's fees and expenses                                         175,000
   Registration fees                                                      78,000
   Reports to shareholders                                                44,000
   Legal fees and expenses                                                39,000
   Audit fee                                                              30,000
   Trustees' fees                                                         19,000
   Miscellaneous                                                           6,572
                                                                 -----------------
      Total expenses                                                   4,878,507
                                                                 -----------------
Net investment loss                                                   (3,947,885)
                                                                 -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES
Net realized gain (loss) on:
   Investment transactions                                           (93,649,798)
   Foreign currency transactions                                           4,198
                                                                 -----------------
                                                                     (93,645,600)
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        15,391,464
   Foreign currencies                                                       (315)
                                                                 -----------------
                                                                      15,391,149
                                                                 -----------------
Net loss on investments and foreign currency transactions            (78,254,451)
                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (82,202,336)
                                                                 -----------------
                                                                 -----------------

    22                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Statement of Changes in Net Assets

                                                  Year           November 22, 2000(a)
                                                  Ended                Through
                                            February 28, 2002     February 28, 2001
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                        $  (3,947,885)         $ (1,254,121)
   Net realized loss on investments
      and foreign currency
      transactions                              (93,645,600)           (6,386,873)
   Net unrealized appreciation
      (depreciation) on investments
      and foreign currencies                     15,391,149           (25,348,297)
                                            -----------------    --------------------
   Net decrease in net assets
      resulting from operations                 (82,202,336)          (32,989,291)
                                            -----------------    --------------------
Fund share transactions (Note 6)
   Net proceeds from shares sold                 22,473,861           373,610,244
   Cost of shares reacquired                    (83,591,447)          (26,324,757)
                                            -----------------    --------------------
   Net increase (decrease) in net
      assets from Fund share
      transactions                              (61,117,586)          347,285,487
                                            -----------------    --------------------
Total increase (decrease)                      (143,319,922)          314,296,196
NET ASSETS
Beginning of period                             314,296,196                    --
                                            -----------------    --------------------
End of period                                 $ 170,976,274          $314,296,196
                                            -----------------    --------------------
                                            -----------------    --------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     23

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements

      Strategic Partners Opportunity Funds (the 'Company'), formerly known as Strategic Partners Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. On February 20, 2002, the Company amended its registration statement to include the Strategic Partners Mid-Cap Value Fund. The Strategic Partners Mid-Cap Value Fund is expected to begin a continuous offering in June 2002. The Company currently consists of four funds: Strategic Partners Focused Growth Fund, Strategic Partners Focused Value Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners New Era Growth Fund (the 'Fund'). These financial statements relate to Strategic Parters New Era Growth Fund. The financial statements of the other funds are not presented herein. Effective March 1, 2002, the Company changed its fiscal year end to July 31. The Company was established as a Delaware business trust on January 28, 2000 and the Fund commenced operations on November 22, 2000.

      The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity-related securities of emerging U.S. companies that are selected by the Fund's two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and Nasdaq
National Market securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter), are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager and applicable subadviser. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
                                                                          25

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Offering Expenses:    Offering costs of approximately $313,000
were deferred and fully amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'), formerly Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC ('Jennison') and Massachusetts Financial Services Company ('MFS'). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two subadvisers.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, B and C shares for the year ended February 28, 2002.

      PIMS has advised the Fund that it has received approximately $114,100 and $47,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 28, 2002. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $641,800 and $188,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2002.

      PI, Jennison and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 3, 2002. Prior to March 7, 2001, the maximum commitment fee was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2002.
                                                                          27

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended February 28, 2002, the Fund incurred fees of approximately $255,000 for the services of PMFS. As of February 28, 2002, approximately $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. (PSI), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $24,000 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2002 aggregated $447,239,906 and $502,541,094, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-divided date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended February 28, 2002, the adjustments were to decrease net investment loss by $3,951,911, decrease paid-in-capital in excess of par by $3,947,713 and increase accumulated net realized loss on investments by $4,198 due to a net operating loss, reclassification of net foreign currency gain and reclassification of non-deductible expenses. Net investment income, net realized losses and net assets were not affected by this change.

      As of February 28, 2002, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis. The tax basis differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $34,354,000 and other cumulative timing differences. In addition, the approximate capital loss carry forward was $60,533,000 which expires in 2010. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Fund's investments and net unrealized depreciation as of February 28, 2002 were as follows:

                                                           Other Cost
      Tax Basis                                              Basis          Net Unrealized
    of Investments    Appreciation     Depreciation        Adjustment        Depreciation
   ----------------   -------------   ---------------   ----------------   ----------------
     $185,686,339      $10,263,662     $(25,366,377)         $(315)         $(15,103,030)

      The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustment is attributable to depreciation of foreign currency and mark to market of receivables.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Year ended February 28, 2002:
Shares sold                                                     517,910    $  4,066,392
Shares reacquired                                            (2,563,585)    (19,192,175)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,045,675)   $(15,125,783)
                                                            -----------    ------------
                                                            -----------    ------------
November 22, 2000(a) through
  February 28, 2001:
Shares sold                                                   7,995,849    $ 79,992,567
Shares reacquired                                              (972,548)     (9,875,140)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 7,023,301    $ 70,117,427
                                                            -----------    ------------
                                                            -----------    ------------
Class B
----------------------------------------------------------
Year ended February 28, 2002:
Shares sold                                                   1,043,465    $  8,243,718
Shares reacquired                                            (2,994,448)    (22,084,805)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,950,983)   $(13,841,087)
                                                            -----------    ------------
                                                            -----------    ------------
---------------
  (a) Commencement of investment operations.

                                                                          29

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
November 22, 2000(a) through
  February 28, 2001:
Shares sold                                                  13,076,238    $130,741,661
Shares reacquired                                              (471,340)     (4,817,630)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                12,604,898    $125,924,031
                                                            -----------    ------------
                                                            -----------    ------------
Class C
----------------------------------------------------------
Year ended February 28, 2002:
Shares sold                                                     742,282    $  5,809,561
Shares reacquired                                            (3,195,970)    (23,624,643)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,453,688)   $(17,815,082)
                                                            -----------    ------------
                                                            -----------    ------------
November 22, 2000(a) through
  February 28, 2001:
Shares sold                                                  11,441,130    $114,502,954
Shares reacquired                                              (366,232)     (3,643,962)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                11,074,898    $110,858,992
                                                            -----------    ------------
                                                            -----------    ------------
Class Z
----------------------------------------------------------
Year ended February 28, 2002:
Shares sold                                                     560,132    $  4,354,190
Shares reacquired                                            (2,453,790)    (18,689,824)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,893,658)   $(14,335,634)
                                                            -----------    ------------
                                                            -----------    ------------
November 22, 2000(a) through
  February 28, 2001:
Shares sold                                                   4,828,031    $ 48,373,062
Shares reacquired                                              (794,604)     (7,988,025)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 4,033,427    $ 40,385,037
                                                            -----------    ------------
                                                            -----------    ------------

---------------
(a) Commencement of investment operations.
    30

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Financial Highlights

                                                            Class A
                                             -------------------------------------
                                                 Year         November 22, 2000(a)
                                                Ended               Through
                                             February 28,         February 28,
                                               2002(d)                2001
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $   9.05             $  10.00
                                             ------------           --------
Income from investment operations
Net investment loss                               (0.09)               (0.02)
Net realized and unrealized loss on
   investments and foreign currencies             (2.44)               (0.93)
                                             ------------           --------
   Total from investment operations               (2.53)               (0.95)
                                             ------------           --------
Net asset value, end of period                 $   6.52             $   9.05
                                             ------------           --------
                                             ------------           --------
TOTAL INVESTMENT RETURN(b):                      (27.96)%              (9.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 32,440             $ 63,565
Average net assets (000)                       $ 47,807             $ 72,881
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                         1.54%                1.64%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                         1.29%                1.39%(c)
   Net investment loss                            (1.15)%              (0.90)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate(e)                       196%                  62%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the year.
(e) Not annualized for periods of less than one full year.
    See Notes to Financial Statements                                     31

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Financial Highlights Cont'd.

                                                            Class B
                                             -------------------------------------
                                                 Year         November 22, 2000(a)
                                                Ended               Through
                                             February 28,         February 28,
                                               2002(d)                2001
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $   9.04             $  10.00
                                             ------------         ----------
Income from investment operations
Net investment loss                               (0.15)               (0.04)
Net realized and unrealized loss on
   investments and foreign currencies             (2.43)               (0.92)
                                             ------------         ----------
   Total from investment operations               (2.58)               (0.96)
                                             ------------         ----------
Net asset value, end of period                 $   6.46             $   9.04
                                             ------------         ----------
                                             ------------         ----------
TOTAL INVESTMENT RETURN(b):                      (28.54)%              (9.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 68,825             $114,003
Average net assets (000)                       $ 91,189             $124,911
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                         2.29%                2.39%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                         1.29%                1.39%(c)
   Net investment loss                            (1.90)%              (1.67)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the year.
    32                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Financial Highlights Cont'd.

                                                            Class C
                                             -------------------------------------
                                                 Year         November 22, 2000(a)
                                                Ended               Through
                                             February 28,         February 28,
                                               2002(d)                2001
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $   9.04             $  10.00
                                             ------------         ----------
Income from investment operations
Net investment loss                               (0.15)               (0.04)
Net realized and unrealized loss on
   investments and foreign currencies             (2.43)               (0.92)
                                             ------------         ----------
   Total from investment operations               (2.58)               (0.96)
                                             ------------         ----------
Net asset value, end of period                 $   6.46             $   9.04
                                             ------------         ----------
                                             ------------         ----------
TOTAL INVESTMENT RETURN(b):                      (28.54)%              (9.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 55,707             $100,163
Average net assets (000)                       $ 76,432             $110,152
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                         2.29%                2.39%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                         1.29%                1.39%(c)
   Net investment loss                            (1.90)%              (1.67)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the year.
    See Notes to Financial Statements                                     33

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Financial Highlights Cont'd.

                                                            Class Z
                                             -------------------------------------
                                                 Year         November 22, 2000(a)
                                                Ended               Through
                                             February 28,         February 28,
                                               2002(d)                2001
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $   9.07             $  10.00
                                             ------------           --------
Income from investment operations
Net investment income (loss)                      (0.07)               (0.02)
Net realized and unrealized loss on
   investments and foreign currencies             (2.46)               (0.91)
                                             ------------           --------
   Total from investment operations               (2.53)               (0.93)
                                             ------------           --------
Net asset value, end of period                 $   6.54             $   9.07
                                             ------------           --------
                                             ------------           --------
TOTAL INVESTMENT RETURN(b):                      (27.89)%              (9.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 14,004             $ 36,565
Average net assets (000)                       $ 23,491             $ 43,658
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                         1.29%                1.39%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                         1.29%                1.39%(c)
   Net investment loss                            (0.89)%              (0.65)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the year.
    34                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners New Era Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners New Era Growth Fund (the 'Fund') at February 28, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 12, 2002
                                                                          35

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
                                www.strategicpartners.com   (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Directors.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.

       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       ------------------------------------------------------------------------------------------
                       Eugene C. Dorsey (76)                Trustee                Since 1992
                       Saul K. Fenster, Ph.D. (69)          Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       Eugene C. Dorsey (76)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Saul K. Fenster, Ph.D. (69)      President (since December 1978) of              79
                                                        New Jersey Institute of Technology;
                                                        Commissioner (since 1998) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (since 1985) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------------------------------------
                       Eugene C. Dorsey (76)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director of The High
                                                        Yield Plus Fund, Inc.

                       Saul K. Fenster, Ph.D. (69)      Member (since 2000) of IDT
                                                        Corporation.

    36                                                                    37

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
                                     www.strategicpartners.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       ----------------------------------------------------------------------------------
                       Robert E. La Blanc (68)              Trustee                Since 1996
                       Douglas H. McCorkindale (62)         Trustee                Since 1996
                       W. Scott McDonald, Jr. (64)          Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers;
                                                        Vice-Chairman of Continental Telecom;
                                                        and Trustee of Manhattan College.

                       Douglas H. McCorkindale (62)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.

                       W. Scott McDonald, Jr. (64)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        formerly principal (1993-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        founding director of School, College
                                                        and University Underwriters Ltd.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       --------------------------------------------------------
                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (since 1979, technology),
                                                        Titan Corporation
                                                        (electronics, since 1995),
                                                        Salient 3 Communications,
                                                        Inc. (since 1995,
                                                        technology); Director of
                                                        Chartered Semiconductor
                                                        Manufacturing Ltd. (since
                                                        1998); Director of First
                                                        Financial Fund, Inc. (since
                                                        1999) and Director of The
                                                        High Yield Plus Fund. Inc.
                                                        (since April 1999).

                       Douglas H. McCorkindale (62)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense) and
                                                        The High Yield Plus Fund,
                                                        Inc. (since 1996).

    38                                                                    39

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
                                      www.strategicpartners.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Thomas T. Mooney (60)                Trustee                Since 1996
                       Stephen Stoneburn (58)               Trustee                Since 1999
                       Joseph Weber, Ph.D. (78)             Trustee                Since 2000
                       Clay T. Whitehead (63)               Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen Stoneburn (58)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc (1975-1989).

                       Joseph Weber, Ph.D. (78)         Vice President, Finance, Interclass             62
                                                        (international corporate learning)
                                                        since 1991; formerly President, The
                                                        Alliance for Learning; retired Vice
                                                        President, Member of the Board of
                                                        Directors and Member of the Executive
                                                        and Operating Committees,
                                                        Hoffmann-LaRoche Inc; Member, Board
                                                        of Overseers, New Jersey Institute of
                                                        Technology. Trustee and Vice Chairman
                                                        Emeritus, Fairleigh Dickinson
                                                        University.

                       Clay T. Whitehead (63)           President (since 1983) of National              91
                                                        Exchange Inc. (new business
                                                        development firm).


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ----------------------------------------------------------
                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc. (since 1988).

                       Stephen Stoneburn (58)

                       Joseph Weber, Ph.D. (78)

                       Clay T. Whitehead (63)           Director (since 2000) of
                                                        First Financial Fund, Inc.
                                                        and The High Yield Plus
                                                        Fund, Inc.

    40                                                                    41

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
                                 www.strategicpartners.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1999
                                                            and Trustee

                       *David R. Odenath, Jr (44)           President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly
                                                        Senior Vice President (March
                                                        1987-May 1999) of Prudential
                                                        Securities Incorporated (Prudential
                                                        Securities); formerly Chief
                                                        Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Funds Management, Inc. (PMF)

                       *David R. Odenath, Jr (44)       President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       --------------------------------------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.; Vice
                                                        President and Director
                                                        (since May 1992) of
                                                        Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr (44)


    42                                                                    43

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
                                  www.strategicpartners.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

      Information pertaining to the Officers of the Trust is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Judy A. Rice (54)                    Vice President         Since 2000
                       Grace C. Torres (42)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       George P. Attisano (46)              Secretary              Since 2000

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -----------------------------------------------------------------------
                       Judy A. Rice (54)                Executive Vice President (since 1999)
                                                        of Prudential Investments; formerly
                                                        various positions to Senior Vice
                                                        President (1992-1999) of Prudential
                                                        Securities; and various positions to
                                                        Managing Director (1975-1992) of
                                                        Salomon Smith Barney; Governor of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and the National Association
                                                        for Variable Annuities.

                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996 - January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

                       George P. Attisano (46)          Vice President and Corporate Counsel
                                                        of Prudential and Vice President and
                                                        Assistant Secretary of PI (September
                                                        2000); formerly Associate Attorney of
                                                        Kramer Levin Naftalis & Frankel LLP
                                                        (April 1998-September 2000) and
                                                        Associate Attorney of Wilkie Farr &
                                                        Gallagher (September 1996-April
                                                        1998).

    44                                                                    45

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
                                www.strategicpartners.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       William V. Healey (48)               Assistant              Since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of PMFS; Director
                                                        (since June 1999) of ICI Mutual
                                                        Insurance Company; prior to August
                                                        1998, Associate General Counsel of
                                                        the Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor,
      Newark, New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75, except for
      Mr. Weber, who will retire by December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.
 **** This column includes only directorships of companies required to report to the
      SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
      or other investment companies registered under the Act.
Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    46                                                                    47

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Getting the Most from your Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                             www.strategicpartners.com    (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Class A     Growth of a $10,000 Investment

                 (CHART)

Average Annual Total Returns as of 2/28/02

                       One Year    Since Inception
With Sales Charge       -31.56%       -31.41%
Without Sales Charge    -27.96%       -28.59%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners New Era Growth Fund (Class A
shares) with a similar investment in the S&P
500 Index and the Russell 3000 Growth Index by portraying the initial account values at the commencement of operations of Class A shares (November 22, 2000) and the account values at the end of the current fiscal year
(February 28, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 3000 Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000
Growth Index or the Russell 2000 Growth
Index. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                           www.strategicpartners.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 2/28/02

                          One Year    Since Inception
With Sales Charge          -32.11%        -31.35%
Without Sales Charge       -28.54%        -29.10%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners New Era Growth Fund (Class B
shares) with a similar investment in the S&P
500 Index and the Russell 3000 Growth Index by portraying the initial account values at the commencement of operations of Class B shares (November 22, 2000) and the account values at the end of the current fiscal year
(February 28, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on February 28, 2002; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 3000 Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000
Growth Index or the Russell 2000 Growth
Index. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Class C     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 2/28/02

                           One Year    Since Inception
With Sales Charge          -29.96%         -30.22%
Without Sales Charge       -28.54%         -29.10%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners New Era Growth Fund (Class C
shares) with a similar investment in the S&P
500 Index and the Russell 3000 Growth Index by portraying the initial account values at the commencement of operations of Class C shares (November 22, 2000) and the account values at the end of the current fiscal year
(February 28, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on February 28, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 3000 Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000
Growth Index or the Russell 2000 Growth
Index. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                             www.strategicpartners.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 2/28/02

       One Year    Since Inception
       -27.89%         -28.41%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners New Era Growth Fund (Class Z
shares) with a similar investment in the S&P
500 Index and the Russell 3000 Growth Index by portraying the initial account values at the commencement of operations of Class Z shares (November 22, 2000) and the account values at the end of the current fiscal year
(February 28, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 3000 Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000
Growth Index or the Russell 2000 Growth
Index. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Massachusetts Financial
   Services Company
500 Boylston Street
Boston, MA 02116

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq      CUSIP
    Class A     SNGAX     86276R502
    Class B     SNGBX     86276R601
    Class C     SNGCX     86276R700
    Class Z     SNGZX     86276R809

MFSP501E    IFS-A070121

        ANNUAL REPORT FEBRUARY 28, 2002

STRATEGIC PARTNERS
OPPORTUNITY FUNDS

STRATEGIC PARTNERS
FOCUSED VALUE FUND

Objective: Seeks Long-Term Growth of Capital

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus. The views expressed
in this report and information about
the Fund's portfolio holdings are for
the period covered by this report and
are subject to change thereafter.

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the
Strategic Partners Focused Value Fund
(the Fund) is long-term growth of
capital. The Fund's strategy is to
combine the efforts of two investment
advisers who employ a value style:
Davis Selected Advisers LP (Davis) and
Salomon Brothers Asset Management, Inc.
(Salomon Brothers). Davis focuses
primarily on value stocks of larger
U.S. companies with market
capitalizations of at least $5 billion.
It looks for companies with sustainable
earnings per share growth rates selling
at modest price/earnings multiples that
it anticipates will expand as other
investors recognize the company's true
worth. Salomon Brothers employs
fundamental analysis to search for
companies whose share prices appear to
undervalue company assets or do not
adequately reflect favorable industry
trends, earnings declines that it
believes are short term in nature, or
other factors. There can be no
assurance that the Fund will achieve
its investment objective.

In February 2002, the Fund's board voted to change the Fund's fiscal year-end to July 31.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 2/28/02
33.8% Financials
13.8  Consumer Staples
10.8  Healthcare
 9.7  Industrials
 7.9  Consumer Discretionary
 7.8  Information Technology
 5.0  Telecommunication Services
 2.9  Materials
 2.2  Energy
 1.3  Bonds
 4.8  Cash & Equivalents

Five Largest Holdings--
Combined Portfolios
Expressed as a percentage of
net assets as of 2/28/02
5.8% Philip Morris Companies Inc.
     Tobacco
5.5  American Express Co.
     Financial Services
5.4  American International Group, Inc.
     Insurance
3.5  Morgan Stanley Dean Witter
     Financial Services
3.3  Household International, Inc.
     Financial Services

Holdings are subject to change.

             www.strategicpartners.com (800) 225-1852

Annual Report  February 28, 2002

Cumulative Total Returns1                    As of 2/28/02
                                   Since Inception2        Since Inception2
                                 (With Sales Charges)  (Without Sales Charges)
Class A                                 -10.17%                -5.44%
Class B                                 -10.79                 -6.09
Class C                                  -7.96                 -6.09
Class Z                                  -5.16                 -5.16
Lipper Large-Cap Value
  Funds Avg.3                             N/A                  -2.85
S&P 500 Index 4                           N/A                  -3.39
Russell 1000 Value Index 5                N/A                  -0.33

Average Annual Total Returns1                 As of 3/31/02
                                        One                    Since
                                       Year                  Inception2
Class A                               -7.78%                   -7.74%
Class B                               -8.41                    -7.41
Class C                               -5.51                    -5.48
Class Z                               -2.64                    -2.63

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 5%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
Class Z shares are not subject to a
sales charge or distribution and
service (12b-1) fees. The cumulative
and average annual total returns in the
tables above do not reflect the
deduction of taxes that a shareholder
would pay on fund distributions or
following the redemption of fund
shares.

2 Inception date: Class A, B, C, and Z, 3/30/01.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the since
inception periods in the Lipper Large-
Cap Value Funds category. Funds in the
Lipper Large-Cap Value Funds Average
invest at least 75% of their equity
assets in companies with market
capitalizations (on a three-year
weighted basis) greater than 300% of
the dollar-weighted median market
capitalization of the middle 1,000
securities of the S&P SuperComposite
1500 Index. Large-cap value funds
typically have a below-average
price/earnings ratio, price-to-book
ratio, and three-year sales-per-share
growth value compared to the S&P 500
Index.

4 The Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) is an
unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look
at how stock prices have performed.
Investors cannot invest directly in an
index.

5 The Russell 1000 Value Index is an
unmanaged index comprising those
securities in the Russell 1000 Index
with a less-than-average growth
orientation. Companies in this index
generally have low price-to-book and
price/earnings ratios, higher dividend
yields, and lower forecasted growth
values.

The returns for the Lipper Average, S&P
500 Index, and Russell 1000 Value Index
would be lower if they included the
effect of sales charges or taxes.
                                            1

STRATEGIC PARTNERS
OPPORTUNITY FUNDS
----------------------------------------------
                                April 17, 2002
DEAR SHAREHOLDER,
At the inception of the Strategic
Partners Focused Value Fund, stock
prices were under pressure because
investors feared an economic recession
and were barraged by bad news about
corporate profits. Then two major
shocks roiled the market further: the
terrorist attacks of September 11,
followed by the swift collapse of Enron
Corporation, a large firm whose rapid
growth and new energy-trading business
model had been widely admired. Both
events added to the uncertainty that
already characterized the equity market
environment.

We think that investors will benefit
from the changes already triggered by
Enron's collapse. These include an
increased focus on potential conflicts
of interest, more transparent
disclosure in corporate financial
reports, stronger balance sheets (less
dependence on debt and elaborate
financing schemes), and a generally
more critical view of ambitious claims.
The underlying framework for investing
is sound, and these changes will
strengthen it further.

The Fund's advisors discuss
developments in the U.S. stock market
and explain the Fund's investments on
the following pages. As always, we
appreciate your continued confidence in
Strategic Partners mutual funds.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Opportunity Funds

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Annual Report  February 28, 2002

INVESTMENT ADVISERS' REPORT

OVERVIEW OF PERFORMANCE
During most of the fiscal period
covered by this report, signs of a
contracting economy worried investors.
The stocks that made positive
contributions of any significance to
the Fund's return were primarily
consumer related because consumer
spending was the one economic strong
point. Healthcare stocks, which are
relatively insensitive to the pace of
economic activity, also produced some
gains. In addition, the Fund benefited
from an opportunistic purchase and sale
made possible by its quick response to
a short-term market reaction.

The Fund's worst performers were
technology-related stocks or stocks
that fell victim to the high level of
investor anxiety triggered by Enron's
collapse. Since the value investing
strategy is based on buying shares
whose prices are temporarily depressed,
both advisers established modest
positions in the technology sector. It
had not yet begun to recover by the end
of our reporting period, but the Fund
held shares of some of the leading
technological growth companies
purchased at value prices. The Fund's
moderate loss was somewhat below the
Lipper Large-Cap Value Funds Average of
similar funds.

A TURBULENT ENVIRONMENT
The first of several downward pressures
on the market was fear of a recession,
as it became increasingly apparent that
both the pace of economic activity in
the United States and corporate
earnings were dropping rapidly.
Although the terrorist attacks of
September 11 affected individual
industries, the overall market's
decline continued for only a few days
after the New York Stock Exchange
reopened on September 17. In fact,
quick intervention by the Federal
Reserve and the U.S. government in the
form of monetary stimulus and promises
of new spending served to convince many
investors that economic recovery would
come soon. In response, stocks--
particularly growth stocks--rose rapidly
in the fourth quarter of 2001. However,
in the aftermath of Enron's rapid
fourth-quarter slide into
                                  3

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Annual Report  February 28, 2002

bankruptcy, investors became cautious
once again when, in January 2002, many
companies and research analysts issued
low profit projections. As the market
fell, value stocks held up much better
than growth.

Enron's bankruptcy appears to have been
the result of extensive borrowing that
was not apparent to credit-rating
agencies, which have access to a firm's
internal documents, or to equity
research analysts. When energy prices
fell, the company was no longer able to
make payments on its debt. In the wake
of this collapse, analysts and
investors directed increased scrutiny
at the financial strength of all firms.
Many firms whose financial statements
were viewed as insufficiently revealing
saw their share prices decline.

TYCO SHARES TAKE AN UNFAIR HIT
Tyco International, whose shares had a
substantial gain early in the Fund's
reporting period, was among the victims
of this wave of investor anxiety. Tyco
was one of Davis Advisors' largest
positions because of the strength of
its solid cash earnings and because its
CEO, Dennis Kozlowski, has made 120
major value-adding acquisitions since
1992. Moreover, Tyco is either first or
second in virtually all of its business
lines and is increasing its market
share. Tyco's aggressive accounting
practices (which means fully using
acceptable accounting practices to your
best advantage) were widely known.
Nonetheless, Tyco's shares took a very
sharp drop in January when investors
dramatically reduced their tolerance
for aggressive accounting practices. It
became the greatest detractor from the
Fund's return.

However, the company announced in
January that it would sell several of
its subsidiaries because its management
believed that the company's share price
did not reflect the sum of the value of
its separate components. Davis believes
the plan has merits, given that Tyco's
shares sold at a price that was about
half what it would have been if the
company's earnings had been valued as
highly as those of other firms. Davis
expects to have a position in Tyco for
the foreseeable future, but it has
reduced the size of the position out of
caution about the sustainability of
Tyco's cash flow (a different reason
from that driving the market decline).
Tyco is no longer among Davis' five
largest holdings.

             www.strategicpartners.com (800) 225-1852

TECHNOLOGY STOCKS BECAME BETTER VALUES
The continuing economic slowdown and
inventory hangovers from the year 2000
depressed investment in information
technology, particularly hurting
companies selling telecommunications
and computer networking products.
Consumers were slower to adopt advanced
wireless telecommunications services
than the service providers expected, so
their investment in equipment dropped
abruptly. Both of the Fund's advisers
took advantage of the low share prices
of the leading technology firms to
establish positions in the sector, but,
by and large, these stocks fell even
further in price during this reporting
period.

Among the Fund's technology holdings,
only Comverse Technology (see Salomon
Brothers' Comments on Largest Holdings)
made a significant positive contribution to its return. Salomon bought its shares late in the Fund's reporting period after they had taken a huge slide to a very attractive price. The Fund benefited when the stock moved up modestly in the growth rally at the end of 2001.

Some of the larger losses over the
period came from excellent companies--
Tellabs, Solectron, and Sun Microsystems.
Davis had a small position in Tellabs,
but the sharp drop in its share price in
May and June 2001 erased a large part of
its value. Tellabs makes telecommunications
transmission systems, including systems
to cross-connect separate networks, and
an optical fiber network that supports
high-speed multimedia transmission.
Davis believes the company has excellent
management, a fine organizational
culture, and a strong balance sheet
despite the very weak market for
telecommunications equipment. Nonetheless,
Davis continues to monitor this company
closely. The poor market for telecommunications
equipment also hurt Salomon's holding in
Solectron, which manufactures equipment on
contract for firms that design and
market the products. It also had a
significant negative impact on the
Fund's return. Salomon sold its holding
rather than wait for a recovery in this
industry.
                            5

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Annual Report  February 28, 2002

In contrast, Salomon is keeping its
position in Sun Microsystems, whose
networked computers and software
products have a broader market. When
the economy recovers, Salomon expects
Sun's share price to recover quickly
from its slide.

OUR FINANCIALS DETRACTED FOR DIFFERING REASONS
A diversified group of financial stocks
detracted from the Fund's return. Both
advisers held Morgan Stanley Dean
Witter and American International Group
(AIG)--see AIG's Comments on Largest
Holdings. American Express and
Household International (see Davis'
Comments on Largest Holdings) also were
among performance detractors.

Morgan Stanley was hurt by the severe
slowdown in investment banking
activity, including stock and bond
issuance and mergers and acquisitions.
Few companies had an appetite for
expansion, and a falling stock market
is a poor time to issue shares. Morgan
Stanley has reduced its costs, so both
advisers expect its profits to respond
quickly when the equity markets
recover.

A basic strategy of value investing is
taking advantage of people's tendency
to overreact to current events and
underweight historic norms. In this
reporting period, there were two high-
profile unexpected events--September 11
and Enron. Many companies' share prices
took disproportionate falls after these
events, and since they presented value
opportunities, some opportunistic
purchases were made at this time.
However, their stock prices continued
to fall through the end of the Fund's
reporting period.

AIG's shares were affected by both
events. First, it had substantial
property/casualty claims as a result of
September 11. Second, as a very large
and complex organization, it was among
the companies punished post-Enron for
insufficiently transparent financial
reports. AIG plans to increase the
level of detail in its disclosures. The
Fund's advisers expect a boost in AIG's
cash flow from the rising demand for
property/casualty insurance after
September 11 and an acceleration of
rate increases. They think investors
will soon respond to these factors.

         www.strategicpartners.com (800) 225-1852

A number of factors drove American
Express' share price down: the impact
of the slowing economy on travel and
use of charge cards, the impact of the
declining stock market on American
Express' financial advising business,
losses associated with several "junk
bond" investments, and the impact of
September 11 on the travel business.
Davis believes all of these factors are
short term or tied to the economic
cycle, and that investors' reaction was
overly severe. Davis added to its
holdings at a lower price.

Household International's shares
declined because investors feared that
the slowing economy would increase the
default rate in its consumer loan
portfolio. Davis notes that Household
is a very well-managed company that is
better prepared than most consumer
lending companies to weather the
stress.

The decrease in access to the capital
markets for certain companies affected
two Salomon nonfinancial investments--
NTL and UnitedGlobalCom--which are U.S.
companies with European cable assets.
The underlying business of both
companies continues to perform in line
with analysts' expectations, but both
companies carry too much debt. As
credit concerns pushed down the price
of their securities, Salomon bought NTL
bonds and UnitedGlobalCom preferred
stock, both of which are better
protected from financial difficulties
than common stock. Both companies are
exploring financial restructurings. The
Fund's losses on some of the NTL bonds
exceeded its gains on others, and it
had a loss on UnitedGlobalCom's
preferred stock.

CONSUMER SPENDING SUPPORTED THE UPSIDE
Most of the significant positive
contributions to the Fund's return came
from consumer-related stocks. Both
advisers established positions in the
retail chain Costco Wholesale. Its
share price had weakened because of
economic concerns and because of higher
energy costs in California, where
Costco has about a third of its stores.
However, energy costs declined
throughout the year, and Costco's stock
price benefited in the fourth quarter
as investors began to focus on an
economic recovery. It is the largest
wholesale club operator in the United States,
with solid management and good growth
potential. Salomon trimmed its
position, locking in some profits, but
both advisers continue to hold the
stock.
                            7

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Annual Report  February 28, 2002

Both advisers hold Philip Morris (see
Davis' Comments on Largest Holdings),
not only because it is a noncyclical
business, but also because the risk of
litigation that had weighed upon its
share price has abated recently. In
addition, Philip Morris sold a portion
of its Kraft Foods subsidiary--the
largest U.S. food company--in a public
stock offering. The stock finished our
reporting period with a healthy gain.

ConAgra Foods, the second largest U.S.
food company, is a Salomon holding that
also was purchased at a very good price
and rose during the reporting period.
Salomon bought the stock because it
thought ConAgra's packaged food and
commodity meat divisions together were
worth more than the market valuation.
Despite the increase in the stock price, Salomon still sees value in the shares.

Two stocks that had been driven down by
investors' fears of a recession were
purchased inexpensively. Masco, a Davis
selection, is the largest supplier of
home fixtures to Home Depot. The stock
benefited from the unexpected sustained
pace of new home sales through the
economic slowdown. In Davis' view,
Masco is a well-run company with good
brands, and it can be a long-term
holding. Salomon had a gain on its
position in Staples, the second largest
office supply superstore in the United
States. Salomon saw that the industry
was consolidating, and all three major
office supply chains were closing
stores. The less intense competition
made it easier to increase profit
margins. The stock bottomed in
September 2001 and rose rapidly.
Salomon thought the shares became fully
priced and took its profits. The sale
was completed shortly after the end of
our reporting period.

HEALTHCARE IS LESS CYCLICAL
Healthcare stocks have been affected
less by the economic downturn because
spending on health is among the last to
be cut. Positive contributions to the
Fund's return came from Salomon
holdings HCA (the largest
for-profit hospital manager in the
United States), Amersham (a European
         www.strategicpartners.com (800) 225-1852

medical imaging firm), and the drug
company Novartis (see Salomon
Brothers' Comments on Largest
Holdings). Davis' positive contributors
included the drug company American Home
Products, which recently took the name
of its Wyeth subsidiary. Davis thought
the stock reached fair value during the
Fund's reporting period and sold the
position.

Drug stocks, which had a strong run in
2000 as most of the market fell,
corrected in 2001. Most drug stocks
declined, including the Fund's position
in Merck (see Davis' Comments on
Largest Holdings). Davis thinks this is
just a short-term correction of a share
price that had become too expensive
compared with other stocks.

THE FUND BENEFITED FROM ITS POSITION IN UNITED TECHNOLOGIES
Salomon made a quick profit on the
capital goods conglomerate United
Technologies. Its shares plummeted
after September 11 due to concerns
about the impact of a decline in air
travel on its Pratt & Whitney aircraft
engine division. Salomon's analyst
observed that most of Pratt & Whitney's
sales are parts and services for older
engines, and that even after airlines
reorganized their flight schedules as a
result of September 11, the number of
takeoffs and landings, which is the
primary driver of the need for
replacement parts, would not decline as
much as investors feared. Salomon
bought at a very advantageous price.
The share price rose as other investors
came to recognize the stock's value,
and as capital goods stocks in general
rallied. Salomon finished taking its
profits after the end of our reporting
period.

Strategic Partners Focused Value Fund Management Team

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Comments on Largest Holdings

Davis' Comments on Largest Holdings   As of 2/28/02
----------------------------------------------------------------
American Express Co./Financial Services
American Express' powerful global
financial services brand is associated
with credit cards, traveler's checks,
insurance, and investment advisory
services, but its core business is
charge cards. Its cards have low
default risk and generate strong cash
earnings. Davis believes the company
will benefit as consumers and
businesses use cards for a greater
proportion of their transactions. CEO
Ken Chenault has a strong record of
accomplishments during his long career
at American Express. Recently he has
succeeded in cutting costs throughout
the corporation.

Philip Morris Companies Inc./Tobacco
Philip Morris is the largest cigarette
company in the United States. It also
owns 84% of Kraft Foods, the largest
branded food/beverage company in the
United States and the second largest
in the world. Each of its 91 brands--
including Marlboro, Kraft, Nabisco,
Post, Philadelphia Cream Cheese,
Maxwell House, and Miller--has annual
sales of $100 million or more; 15 have
more than $1 billion. Chairman and CEO
Geoffrey Bible has a strong record of
strategic acquisitions and raising cash
earnings.

Household International, Inc./Financial Services
Household International lends to
consumers under the familiar HFC and
Beneficial brand names. Chairman and
CEO William Aldinger has increased
earnings, made smart acquisitions, and
partnered with key corporate clients
(such as Best Buy, GM, and H&R Block)
to enhance distribution. Household's
low cost structure and excellent risk
management rank it among the
most efficient lenders.

American International Group, Inc. (AIG)/Insurance
AIG is one of the largest underwriters
of commercial and industrial insurance
in the world. It has strong internal
growth, but also acquires companies
that fit its business model. Since
becoming CEO in 1962, Maurice
Greenberg's record for earnings growth
and return on equity is well above the
industry average.

Merck/Pharmaceuticals
Merck is one of the world's largest and
highest-quality pharmaceutical
companies. Over the long term, Merck
may benefit from the increasing
proportion of elderly citizens in the
United States and other developed
nations. Merck's strong corporate
culture and heavy investment in
research and development are
positioning it well to benefit from
these long-term trends.

Holdings are subject to change.

           www.strategicpartners.com  (800) 225-1852

Annual Report  February 28, 2002

Salomon Brothers' Comments on Largest Holdings   As of 2/28/02
----------------------------------------------------------------
Safeway, Inc./Food & Drug Retailing
Safeway, the leading food retailer in
the United States, is poised to benefit
from an improving long-term competitive
outlook, with revenue growth above the industry average. The company's differentiated pricing strategy and product mix enable it to compete effectively against super-center competitors. Salomon
Brothers views its management team as
one of the best in the business.

American International Group, Inc. (AIG)/Insurance
AIG is a global insurance powerhouse
with a strong balance sheet and the
product expertise to capitalize on the
most robust cyclical upturn that the
insurance industry has seen in more
than 20 years. AIG has the strongest
position in the developing Asian
financial services industry. The
company has recently been gaining
market share in all of its primary
businesses.

Comverse Technology/Communications Equipment
Comverse is an established leader in
voicemail software, particularly for
wireless operators. The company has an
attractive pipeline of new software
applications, including data and voice
messaging, which should gain traction with the growth for new wireless services.
The reduction in spending by telecommunications service providers has pushed its share price down to attractive levels, particularly considering the company's nearly $7 per share in net cash. Comverse has an experienced management team, and relationships with almost all the world's top wireless vendors.

Novartis/Pharmaceuticals
Novartis, one of the leading European
pharmaceutical companies, is currently
in the midst of a product cycle that
should yield several new or replacement
products over the next 24 months.
The company has an increasingly
aggressive development effort, with
novel approaches to disease treatment.
Novartis has limited patent expiration
exposure in the near term, high
earnings growth visibility, and a
discount valuation.

Federated Department Stores/Multiple Retail
Federated is a leading department store
chain with some of the best brand names
in the business, including
Bloomingdale's and Macy's. It has a
strong management team, and should
benefit from further consolidation in
the department store industry. Its
valuation remains quite attractive, and
the company's free cash flow has
allowed it to continue repurchasing its
shares.

Holdings are subject to change.

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Portfolio of Investments as of February 28, 2002

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.2%
Common Stocks  93.9%
-------------------------------------------------------------------------------------
Aerospace & Defense  0.8%
     28,600   United Technologies Corp.                           $      2,086,370
-------------------------------------------------------------------------------------
Air Freight & Couriers  2.6%
    111,800   United Parcel Service, Inc.                                6,589,492
-------------------------------------------------------------------------------------
Banks  9.1%
     88,000   Bank One Corp.                                             3,153,920
    157,100   FleetBoston Financial Corp.                                5,243,998
     67,600   Golden West Financial Corp.                                4,309,500
    123,000   Wachovia Corp.                                             4,087,290
    131,000   Wells Fargo & Co.                                          6,143,900
                                                                  ----------------
                                                                        22,938,608
-------------------------------------------------------------------------------------
Beverages  1.8%
    185,000   The Pepsi Bottling Group, Inc.                             4,597,250
-------------------------------------------------------------------------------------
Building Products  2.1%
    193,400   Masco Corp.                                                5,428,738
-------------------------------------------------------------------------------------
Communications Equipment  3.8%
    421,400   Comverse Technology, Inc.(a)                               6,594,910
    302,400   Tellabs, Inc.(a)                                           3,102,624
                                                                  ----------------
                                                                         9,697,534
-------------------------------------------------------------------------------------
Computers  4.0%
    163,000   Compaq Computer Corp.                                      1,652,820
     25,000   Dell Computer Corp.(a)                                       617,250
    169,500   Hewlett-Packard Co.                                        3,410,340
    527,600   Sun Microsystems, Inc.(a)                                  4,489,876
                                                                  ----------------
                                                                        10,170,286

    12                                     See Notes to Financial Statements

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Diversified Financials  12.3%
    384,600   American Express Co.                                $     14,018,670
    161,200   Household International, Inc.                              8,301,800
    181,500   Morgan Stanley Dean Witter & Co.                           8,915,280
                                                                  ----------------
                                                                        31,235,750
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  3.4%
    289,000   AT&T Corp.                                                 4,491,060
     90,000   Verizon Communications, Inc.                               4,212,000
                                                                  ----------------
                                                                         8,703,060
-------------------------------------------------------------------------------------
Energy Equipment & Services  0.2%
     23,000   Transocean Sedco Forex, Inc.                                 644,230
-------------------------------------------------------------------------------------
Food & Drug Retailing  4.7%
    177,000   Safeway, Inc.(a)                                           7,607,460
    193,000   Kroger Co.(a)                                              4,274,950
                                                                  ----------------
                                                                        11,882,410
-------------------------------------------------------------------------------------
Food Products  1.5%
    159,300   ConAgra Foods, Inc.                                        3,729,213
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  1.1%
    265,000   Nycomed Amersham PLC                                       2,683,681
-------------------------------------------------------------------------------------
Healthcare Providers & Services  1.9%
    117,000   HCA, Inc.                                                  4,765,410
-------------------------------------------------------------------------------------
Industrial Conglomerates  4.2%
     45,700   Minnesota Mining & Manufacturing Co.                       5,389,401
    182,800   Tyco International Ltd. (Bermuda)                          5,319,480
                                                                  ----------------
                                                                        10,708,881
-------------------------------------------------------------------------------------
Insurance  10.5%
    185,500   American International Group, Inc.                        13,721,435
      2,339   Berkshire Hathaway, Inc. (Class A) Delaware(a)             8,424,500
     75,000   Loews Corp.                                                4,374,750
                                                                  ----------------
                                                                        26,520,685

    See Notes to Financial Statements                                     13

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Media  2.7%
    252,000   The News Corp. Ltd. (ADR) (Australia)               $      5,478,480
    359,688   UnitedGlobalCom, Inc. (Class A)(a)                         1,438,752
                                                                  ----------------
                                                                         6,917,232
-------------------------------------------------------------------------------------
Metals & Mining  2.0%
    135,000   Alcoa Inc.                                                 5,071,950
-------------------------------------------------------------------------------------
Multiline Retail  5.0%
    175,100   Costco Wholesale Corp.(a)                                  7,224,626
    131,000   Federated Department Stores, Inc.(a)                       5,490,210
                                                                  ----------------
                                                                        12,714,836
-------------------------------------------------------------------------------------
Oil & Gas  2.0%
     85,000   Phillips Petroleum Co.                                     5,024,350
-------------------------------------------------------------------------------------
Paper & Packaging  0.9%
     50,000   International Paper Co.                                    2,187,500
-------------------------------------------------------------------------------------
Pharmaceuticals  7.8%
     74,200   Eli Lilly & Co.                                            5,619,166
    124,500   Merck & Co., Inc.                                          7,635,585
    171,000   Novartis AG (ADR) (Switzerland)                            6,491,160
                                                                  ----------------
                                                                        19,745,911
-------------------------------------------------------------------------------------
Savings & Loan  1.9%
    151,000   Washington Mutual, Inc.                                    4,912,030
-------------------------------------------------------------------------------------
Specialty Retail  0.2%
     29,400   Staples, Inc.(a)                                             578,298
-------------------------------------------------------------------------------------
Tobacco  5.8%
    279,900   Philip Morris Companies Inc.                              14,739,534
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  1.6%
    392,000   AT&T Wireless Services, Inc.(a)                            3,955,280
                                                                  ----------------
              Total common stocks (cost $254,495,460)                  238,228,519
                                                                  ----------------

    14                                     See Notes to Financial Statements

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Portfolio of Investments as of February 28, 2002 Cont'd.

Principal
Amount                                  Moody's    Interest     Maturity     Value
(000)        Description                Ratings    Rate         Date         (Note 1)
-------------------------------------------------------------------------------------------------
CORPORATE BONDS  1.3%
-------------------------------------------------------------------------------------
Industrial  1.3%
             NTL (Delaware), Inc.
              Subordinated Note
  $  7,500    Convertible(a)            C          5.75%          12/15/09   $      862,500
             NTL Communications Corp.
     6,500    Senior Note Convertible(a) Ca        6.75            5/15/08        2,356,250
                                                                             --------------
             Total corporate bonds
              (cost $3,429,915)                                                   3,218,750
                                                                             --------------
             Total long-term investments
              (cost $257,925,375)                                               241,447,269
                                                                             --------------
SHORT-TERM INVESTMENTS  3.3%
U.S. GOVERNMENT SECURITIES  1.5%
             Federal National Mortgage
  $  3,677    Association Disc. Notes   Aaa                        3/11/02        3,677,000
REPURCHASE AGREEMENT  1.8%
             Joint Repurchase Agreement
              Account 1.90% 3/01/02
     4,639    (cost $4,639,000; Note 6)                                           4,639,000
                                                                             --------------
             Total short-term
              investments
              (cost $8,316,000)                                                   8,316,000
                                                                             --------------
             Total Investments  98.5%
              (cost $266,241,375; Note
              5)                                                                249,763,269
             Other assets in excess of
              liabilities  1.5%                                                   3,877,033
                                                                             --------------
             Net Assets  100%                                                $  253,640,302
                                                                             --------------
                                                                             --------------

------------------------------
The following abbreviations are used in portfolio descriptions:
ADR--American Depository Receipt.
PLC--Public Liability Company (British Company).
(a) Non-income producing security.
    See Notes to Financial Statements                                     15

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Statement of Assets and Liabilities

                                                                 February 28, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $266,241,375)                          $ 249,763,269
Cash                                                                      33,307
Receivable for Investments sold                                        4,508,105
Receivable for Fund shares sold                                          369,262
Dividends and interest receivable                                        538,594
Prepaid expenses                                                          21,260
                                                                 -----------------
      Total assets                                                   255,233,797
                                                                 -----------------
LIABILITIES
Payable for Fund shares repurchased                                    1,040,990
Accrued expenses                                                         219,360
Management fee payable                                                   174,744
Distribution fee payable                                                 158,401
                                                                 -----------------
      Total liabilities                                                1,593,495
                                                                 -----------------
NET ASSETS                                                         $ 253,640,302
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      26,992
   Paid-in capital in excess of par                                  272,247,255
                                                                 -----------------
                                                                     272,274,247
   Net realized loss on investments                                   (2,155,730)
   Net unrealized depreciation on investments                        (16,478,215)
                                                                 -----------------
Net assets, February 28, 2002                                      $ 253,640,302
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Statement of Assets and Liabilities Cont'd.

                                                                 February 28, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($39,418,317 / 4,191,464 shares of beneficial interest
      issued and outstanding)                                              $9.40
   Maximum sales charge (5% of offering price)                               .49
                                                                 -----------------
   Maximum offering price to public                                        $9.89
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($114,442,623 / 12,181,978 shares of beneficial
      interest issued and outstanding)                                     $9.39
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($82,673,457 / 8,800,247 shares of beneficial interest
      issued and outstanding)                                              $9.39
   Sales charge (1% of offering price)                                       .09
                                                                 -----------------
   Offering price to public                                                $9.48
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($17,105,905 / 1,818,231 shares of beneficial
      interest issued and outstanding)                                     $9.41
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     17

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Statement of Operations

                                                                March 30, 2001(a)
                                                                     Through
                                                                February 28, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $8,034)         $    3,340,097
   Interest                                                            1,490,347
                                                                ------------------
      Total income                                                     4,830,444
                                                                ------------------
Expenses
   Management fee                                                      2,172,569
   Distribution fee--Class A                                             102,337
   Distribution fee--Class B                                           1,054,260
   Distribution fee--Class C                                             771,637
   Transfer agent's fees and expenses                                    282,000
   Amortization of offering costs                                        170,291
   Custodian's fees and expenses                                         134,000
   Registration fees                                                      77,000
   Reports to shareholders                                                44,000
   Legal fees and expenses                                                36,000
   Audit fee                                                              30,000
   Trustees' fees                                                         21,000
   Miscellaneous expenses                                                 15,183
                                                                ------------------
      Total expenses                                                   4,910,277
                                                                ------------------
Net investment loss                                                      (79,833)
                                                                ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net realized gain (loss) on:
   Investment transactions                                            (2,155,730)
   Foreign currencies                                                     (5,266)
                                                                ------------------
                                                                      (2,160,996)
                                                                ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (16,478,106)
   Foreign currencies                                                       (109)
                                                                ------------------
                                                                     (16,478,215)
                                                                ------------------
Net loss on investments and foreign currencies                       (18,639,211)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  (18,719,044)
                                                                ------------------
                                                                ------------------
------------------------------
(a) Commencement of investment operations.

    18                                     See Notes to Financial Statements

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Statement of Changes in Net Assets

                                                                March 30, 2001(a)
                                                                     Through
                                                                February 28, 2002
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                                             $    (79,833)
   Net realized loss on investments and foreign currency
      transactions                                                   (2,160,996)
   Net unrealized depreciation on investments and foreign
      currencies                                                    (16,478,215)
                                                                ------------------
   Net decrease in net assets resulting from operations             (18,719,044)
                                                                ------------------
Dividends and distributions (Note 1)
   Distributions from net investment income
      Class A                                                          (251,532)
      Class B                                                           (12,179)
      Class C                                                            (8,922)
      Class Z                                                          (141,711)
                                                                ------------------
                                                                       (414,344)
                                                                ------------------
Fund share transactions (Note 6)
   Net proceeds from shares sold                                    330,313,703
   Net asset value of shares issued in reinvestment of
      distributions                                                     379,507
   Cost of shares reacquired                                        (57,919,520)
                                                                ------------------
   Net increase in net assets from Fund share transactions          272,773,690
                                                                ------------------
Total increase                                                      253,640,302
NET ASSETS
Beginning of period                                                          --
                                                                ------------------
End of period                                                      $253,640,302
                                                                ------------------
                                                                ------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     19

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements

      Strategic Partners Opportunity Funds (the 'Company'), formerly known as Strategic Partners Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. On February 20, 2002, the Company amended its registration statement to include the Strategic Partners Mid-Cap Value Fund. The Strategic Partners Mid-Cap Value Fund is expected to begin a continuous offering in June 2002. The Company currently consists of four funds: Strategic Partners Focused Growth Fund, Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners Focused Value Fund (the 'Fund'). These financial statements relate to Strategic Partners Focused Value Fund. The financial statements of the other funds are not presented herein. Effective March 1, 2002, the Company changed its fiscal year end to July 31. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on March 30, 2001.

      The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity related securities of small, mid, and large sized U.S. companies that are selected by the Fund's two investment subadvisers as having strong capital appreciation potential. Each subadviser utilizes a value investment style to select approximately 20-30 securities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager and applicable subadviser. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the
    20

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements Cont'd.

case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gain
(loss) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
                                                                          21

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at a fund level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Offering Expenses:    Offering costs of approximately $190,800 are being
amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'), formerly Prudential Investment Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisery agreements with Davis Selected Advisers L.P. ('Davis Advisers') and Salomon Brothers Asset Management, Inc. ('Salomon Brothers'). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the
    22

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements Cont'd.

management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, for the period ended February 28, 2002.

      PIMS has advised the Fund that it has received approximately $2,078,500 and $904,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended February 28, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $512,400 and $94,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the period ended February 28, 2002.

      PI and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').
                                                                          23

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements Cont'd.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 3, 2002. Prior to March 7, 2001, the maximum commitment fee was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the period ended February 28, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the period ended February 28, 2002, the Fund incurred fees of approximately $201,000 for the services of PMFS. As of February 28, 2002, approximately $21,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $22,300 and is included in transfer agent's fees and expenses in the statement of operations.

      For the period ended February 28, 2002, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned approximately $14,025 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended February 28, 2002 aggregated $422,573,902 and $162,783,985, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting
    24

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements Cont'd.

principles, are recorded on the ex-divided date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the period ended February 28, 2002, the adjustments were to decrease net investment loss by $494,177 decrease paid-in-capital in excess of par by $499,443 and decrease accumulated net realized loss on investments by $5,266 due to distributions in excess of net investment income, reclassification of net foreign currency losses and certain expenses not deductible for tax. Net investment income, net realized losses and net assets were not affected by this change.

      For the period ended February 28, 2002, the tax character of the distribution paid by the Fund of $414,344 was ordinary income.

      As of February 28, 2002, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis. In addition the Fund had a capital loss carryforward for tax purposes of approximately $1,294,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The tax basis differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $617,000 as having occurred in the following year.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of February 28, 2002 were as follows:

                                                           Other Cost
      Tax Basis                                              Basis          Net Unrealized
    of Investments    Appreciation     Depreciation        Adjustment        Depreciation
   ----------------   -------------   ---------------   ----------------   ----------------
     $266,485,909      $10,742,633     $(27,465,273)         $(109)         $(16,722,749)

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustment is attributable to depreciation of foreign currency and mark to market receivables.

Note 6. Joint Repurchase Agreement Account
     The Fund, along with other affiliated registered investment companies transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 28, 2002, the Fund had a 1.04% undivided interest in the repurchase agreements in the joint account. The undivided interest for
                                                                          25

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements Cont'd.

the Fund represents $4,639,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Greenwich Capital Markets, 1.90%, in the principal amount of $148,677,000, repurchase price $148,684,846, due 3/01/02. The value of the collateral including accrued interest was $151,652,162.

      UBS Warburg, 1.90%, in the principal amount of $148,677,000, repurchase price $148,684,846, due 3/01/02. The value of the collateral including accrued interest was $151,654,534.

      Goldman, Sachs & Co., 1.90%, in the principal amount of $148,676,000, repurchase price $148,683,846, due 3/01/02. The value of the collateral including accrued interest was $151,649,520.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
March 30, 2001(a) through
  February 28, 2002:
Shares sold                                                   6,184,477    $ 61,849,303
Shares issued in reinvestment of distributions                   23,491         225,048
Shares reacquired                                            (2,017,049)    (19,769,928)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  4,190,919      42,304,423
Shares issued upon conversion from Class B                          545           4,783
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 4,191,464    $ 42,309,206
                                                             ----------    ------------
                                                             ----------    ------------

    26

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements Cont'd.

Class B                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
March 30, 2001(a) through
  February 28, 2002:
Shares sold                                                  13,775,724    $137,989,515
Shares issued in reinvestment of distributions                    1,184          11,359
Shares reacquired                                            (1,594,384)    (15,230,014)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 12,182,524     122,770,860
Shares reacquired upon conversion into Class A                     (546)         (4,783)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                12,181,978    $122,766,077
                                                             ----------    ------------
                                                             ----------    ------------
Class C
-----------------------------------------------------------
March 30, 2001(a) through
  February 28, 2002:
Shares sold                                                  10,028,914    $100,718,655
Shares issued in reinvestment of distributions                      824           7,903
Shares reacquired                                            (1,229,491)    (11,672,559)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 8,800,247    $ 89,053,999
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
-----------------------------------------------------------
March 30, 2001(a) through
  February 28, 2002:
Shares sold                                                   2,967,919    $ 29,756,230
Shares issued in reinvestment of distributions                   14,112         135,196
Shares reacquired                                            (1,163,800)    (11,247,019)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,818,231    $ 18,644,407
                                                             ----------    ------------
                                                             ----------    ------------

------------------------------
(a) Commencement of investment operations.
                                                                          27

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Financial Highlights

                                       For March 30, 2001(a) Through February 28,
                                                          2002
                                      --------------------------------------------
                                      Class A     Class B      Class C     Class Z
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period                             $ 10.00     $  10.00     $ 10.00     $ 10.00
                                      -------     --------     -------     -------
Income from investment operations
Net investment income/(loss)             0.05        (0.02)      (0.02)       0.07
Net realized and unrealized
   gain/(loss) on investments           (0.59)       (0.59)      (0.59)      (0.58)
                                      -------     --------     -------     -------
      Total from investment
         operations                     (0.54)       (0.61)      (0.61)      (0.51)
                                      -------     --------     -------     -------
Less distributions
Dividends from net investment
   income                               (0.06)          --(c)       --(c)    (0.08)
                                      -------     --------     -------     -------
      Total distributions               (0.06)        0.00        0.00       (0.08)
                                      -------     --------     -------     -------
Net asset value, end of period        $  9.40     $   9.39     $  9.39     $  9.41
                                      -------     --------     -------     -------
                                      -------     --------     -------     -------
TOTAL INVESTMENT RETURN(b):             (5.44)%      (6.09)%     (6.09)%     (5.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $39,418     $114,443     $82,673     $17,106
Average net assets (000)              $44,868     $115,557     $84,579     $19,590
Ratio to average net assets(d):
   Expenses, including
      distribution and service
      (12b-1) fees                       1.49%        2.24%       2.24%       1.24%
   Expenses, excluding
      distribution and service
      (12b-1) fees                       1.24%        1.24%       1.24%       1.24%
Net investment income                    0.51%       (0.23)%     (0.23)%      0.76%
Portfolio turnover                         65%          65%         65%         65%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
(d) Annualized.
    28                                     See Notes to Financial Statements

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Focused Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Focused Value Fund (the 'Fund') at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2001 (commencement of operations) through February 28, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2002
                                                                          29

      Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Federal Income Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (February 28, 2002) as to the federal income tax status of dividends paid by the Fund during the period ended February 28, 2002.
During its period ended February 28, 2002, the Fund paid dividends of $.057 per Class A share, $.001 per Class B and C shares and $.075 per Class Z share. The entire distribution per Class A, B, C and Z shares represents dividends from ordinary income. Further, we wish to advise you that 100% of the ordinary income dividends paid in the period ended February 28, 2002 qualified for the corporation dividend received deduction available to corporate taxpayers.
    30

                                            ANNUAL REPORT FEBRUARY 28, 2002
       STRATEGIC PARTNERS
       OPPORTUNITY FUNDS
       STRATEGIC PARTNERS
       FOCUSED VALUE FUND
                                                             Management of
                                                                  the Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
                                       www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Directors.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.
       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 2000
                       Saul K. Fenster, Ph.D. (69)          Trustee                Since 2000
                       Robert E. La Blanc (68)              Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.
                       Saul K. Fenster, Ph.D. (69)      President (since December 1978) of              79
                                                        New Jersey Institute of Technology;
                                                        Commissioner (since 1998) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (since 1985) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.
                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers;
                                                        Vice-Chairman of Continental Telecom;
                                                        and Trustee of Manhattan College.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        (First Financial) and
                                                        Director of the High Yield
                                                        Plus Fund, Inc. (High Yield
                                                        Plus).

                       Saul K. Fenster, Ph.D. (69)      Director (since 2000) of IDT
                                                        Corporation.

                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (since 1979) (technology),
                                                        Titan Corporation
                                                        (electronics, since 1995),
                                                        Salient 3 Communications,
                                                        Inc. (since 1995)
                                                        (technology); Director of
                                                        First Financial Fund (since
                                                        1999) and Director of High
                                                        Yield Plus (since April
                                                        1999); Director of Chartered
                                                        Semiconductor Manufacturing
                                                        Ltd. (since 1998).

    32                                                                    33

       Strategic Partners Opportunity Funds
       Strategic Partners Focused Value Fund

                                    www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Douglas H. McCorkindale (62)         Trustee                Since 2000
                       W. Scott McDonald, Jr. (64)          Trustee                Since 2000
                       Thomas T. Mooney (60)                Trustee                Since 2000
                       Stephen Stoneburn (58)               Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Douglas H. McCorkindale (62)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.

                       W. Scott McDonald, Jr. (64)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        Formerly principal (1993-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        founding director of School, College
                                                        and University Underwriters Ltd.
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.
                       Stephen Stoneburn (58)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc (1975-1989).
                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Douglas H. McCorkindale (62)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense) and
                                                        High Yield Plus (since
                                                        1996).
                       W. Scott McDonald, Jr. (64)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer of First Financial
                                                        and of High Yield Plus
                                                        (since 1988).

                       Stephen Stoneburn (58)

    34                                                                    35

       Strategic Partners Opportunity Funds
       Strategic Partners Focused Value Fund

                                      www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Joseph Weber, Ph.D. (78)             Trustee                Since 2000
                       Clay T. Whitehead (63)               Trustee                Since 2000
                       P.O. Box 8090
                       McLean, VA 22106-8090
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Joseph Weber, Ph.D. (78)         Vice President, Finance, Interclass             62
                                                        (international corporate learning)
                                                        since 1991; formerly President, The
                                                        Alliance for Learning; retired Vice
                                                        President, Member of the Board of
                                                        Directors and Member of the Executive
                                                        and Operating Committees,
                                                        Hoffmann-LaRoche Inc; Member, Board
                                                        of Overseers, New Jersey Institute of
                                                        Technology. Trustee and Vice Chairman
                                                        Emeritus, Fairleigh Dickinson
                                                        University.
                       Clay T. Whitehead (63)           President (since 1983) of National              91
                       P.O. Box 8090                    Exchange Inc. (new business
                       McLean, VA 22106-8090            development firm).
                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Joseph Weber, Ph.D. (78)

                       Clay T. Whitehead (63)           Director (since 2000) of
                       P.O. Box 8090                    First Financial and High
                       McLean, VA 22106-8090            Yield Plus.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 2000
                                                            and Trustee
                                                                                                    Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        Prudential Financial, Inc.
                                                        (Prudential); formerly Senior Vice
                                                        President (March 1987-May 1999) of
                                                        Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Funds Management, Inc. (PMF)
                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.; Vice
                                                        President and Director
                                                        (since May 1992) of
                                                        Nicholas-Applegate Fund,
                                                        Inc.

    36                                                                    37

       Strategic Partners Opportunity Funds
       Strategic Partners Focused Value Fund

                                    www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       *David R. Odenath, Jr (45)           President and          Since 2000
                                                            Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *David R. Odenath, Jr (45)       President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.
                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *David R. Odenath, Jr (45)



      Information pertaining to the Officers of the Trust is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Judy A. Rice (54)                    Vice President         Since 2001
                       Grace C. Torres (42)                 Treasurer and          Since 2000
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer
                       George P. Attisano (46)              Secretary              Since 2000

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Judy A. Rice (54)                Executive Vice President (since 1999)
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Governor of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating
                                                        Council and the National Association
                                                        for Variable Annuities.
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996 - January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.
                       George P. Attisano (46)          Vice President and Corporate Counsel
                                                        of Prudential and Vice President and
                                                        Assistant Secretary of PI (September
                                                        2000); formerly Associate Attorney of
                                                        Kramer Levin Naftalis & Frankel LLP
                                                        (April 1998-September 2000) and
                                                        Associate Attorney of Wilkie Farr &
                                                        Gallagher (September 1996-April
                                                        1998).
                       Name, Address** and Age
                       -------------------------------
                       Judy A. Rice (54)

                       Grace C. Torres (42)

                       George P. Attisano (46)

    38                                                                    39

       Strategic Partners Opportunity Funds
       Strategic Partners Focused Value Fund

                                     www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       William V. Healey (48)               Assistant              Since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of PMFS; Director
                                                        (since June 1999) of ICI Mutual
                                                        Insurance Company; prior to August
                                                        1998, Associate General Counsel of
                                                        the Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.

                       Name, Address** and Age
                       -------------------------------
                       William V. Healey (48)

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor,
      Newark, New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75, except for
      Mr. Weber, who will retire by December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.
 **** This column includes only directorships of companies required to report to the
      SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
      or other investment companies registered under the Act.
Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    40                                                                    41

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Getting the Most from your Mutual Fund

How many times have you read these
reports--or other financial materials--
and stumbled across a word that you
don't understand?

Many shareholders have run into the
same problem. We'd like to help. So
we'll use this space from time to time
to explain some of the words you might
have read, but not understood. And if
you have a favorite word that no one
can explain to your satisfaction,
please write to us.

Basis Point: 1/100th of 1%. For
example, one-half of one percent is 50
basis points.

Collateralized Mortgage Obligations
(CMOs): Mortgage-backed bonds that
separate mortgage pools into different
maturity classes called tranches. These
instruments are sensitive to changes in
interest rates and homeowner
refinancing activity. They are subject
to prepayment and maturity extension
risk.

Derivatives: Securities that derive
their value from other securities. The
rate of return of these financial
instruments rises and falls--sometimes
very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate
charged by the Federal Reserve on loans
to member banks.

Federal Funds Rate: The interest rate
charged by one bank to
another on overnight loans.

Futures Contract: An agreement to
purchase or sell a specific amount of
a commodity or financial instrument at
a set price at a specified date in
the future.

                www.strategicpartners.com  (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that
the interest rate charged on borrowed
funds will be lower than the return on
the investment. While leverage can
increase profits, it can also magnify
losses.

Liquidity: The ease with which a
financial instrument (or product) can
be bought or sold (converted into cash)
in the financial markets.

Price/Earnings Ratio: The price of a
share of stock divided by the earnings
per share for a 12-month period.

Option: An agreement to purchase or
sell something, such as shares of
stock, by a certain time for a
specified price. An option need not be
exercised.

Spread: The difference between two
values; often used to describe the
difference between "bid" and "asked"
prices of a security, or between the
yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S.
market and denominated in U.S. dollars.

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Class A     Growth of a $10,000 Investment

                  (GRAPH)

Since Inception Total Returns as of 2/28/02

With Sales Charge    -10.17%
Without Sales Charge  -5.44%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Strategic Partners Focused Value Fund
(Class A shares) with a similar
investment in the S&P 500 Index and the
Russell 1000 Value Index by portraying
the initial account values at the
commencement of operations of Class A
shares (March 30, 2001) and the account
values at the end of the current fiscal
year (February 28, 2002), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the maximum applicable front-end sales
charge was deducted from the initial
$10,000 investment in Class A shares;
(b) all recurring fees (including
management fees) were deducted; and (c)
all dividends and distributions were
reinvested. The total returns in the
table and the returns on investment in
the graph do not reflect the deduction
of taxes that a shareholder would pay
on fund distributions or following the
redemption of fund shares.

The S&P 500 Index is an unmanaged index
of 500 stocks of large U.S. companies.
It gives a broad look at how stock
prices have performed. The Russell 1000
Value Index is an unmanaged, market
capitalization-weighted index
comprising those securities in the
Russell 1000 Index with a less-than-
average growth orientation. Companies
in this index generally have low price-
to-book and price/earnings ratios,
higher dividend yields, and lower
forecasted growth values. Both indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges, operating expenses, or taxes.
The securities that comprise both
indexes may differ substantially from
the securities in the Fund. These
indexes are not the only ones that may
be used to characterize performance of
stock funds. Other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

          www.strategicpartners.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (GRAPH)

Since Inception Total Returns as of 2/28/02

With Sales Charge    -10.79%
Without Sales Charge  -6.09%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Strategic Partners Focused Value Fund
(Class B shares) with a similar
investment in the S&P 500 Index and the
Russell 1000 Value Index by portraying
the initial account values at the
commencement of operations of Class B
shares (March 30, 2001) and the account
values at the end of the current fiscal
year (February 28, 2002), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the maximum applicable contingent
deferred sales charge was deducted from
the value of the investment in Class B
shares, assuming full redemption on
February 28, 2002; (b) all recurring
fees (including management fees) were
deducted; and (c) all dividends and
distributions were reinvested.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. The average
annual total returns in the table and
the returns on investment in the graph
do not reflect the deduction of taxes
that a shareholder would pay on fund
distributions or following the
redemption of fund shares.

The S&P 500 Index is an unmanaged index
of 500 stocks of large U.S. companies.
It gives a broad look at how stock
prices have performed. The Russell 1000
Value Index is an unmanaged, market
capitalization-weighted index
comprising those securities in the
Russell 1000 Index with a less-than-
average growth orientation. Companies
in this index generally have low price-
to-book and price/earnings ratios,
higher dividend yields, and lower
forecasted growth values. Both indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges, operating expenses, or taxes.
The securities that comprise both
indexes may differ substantially from
the securities in the Fund. These
indexes are not the only ones that may
be used to characterize performance of
stock funds. Other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with SEC regulations.

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Class C     Growth of a $10,000 Investment

                  (GRAPH)

Since Inception Total Returns as of 2/28/02


With Sales Charge     -7.96%
Without Sales Charge  -6.09%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Strategic Partners Focused Value Fund
(Class C shares) with a similar
investment in the S&P 500 Index and the
Russell 1000 Value Index by portraying
the initial account values at the
commencement of operations of Class C
shares (March 30, 2001) and the account
values at the end of the current fiscal
year (February 28, 2002), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the front-end sales charge was deducted
from the initial $10,000 investment in
Class C shares; (b) the applicable
contingent deferred sales charge was
deducted from the value of the
investment in Class C shares, assuming
full redemption on February 28, 2002;
(c) all recurring fees (including
management fees) were deducted; and (d)
all dividends and distributions were
reinvested. The average annual total
returns in the table and the returns on
investment in the graph do not reflect
the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

The S&P 500 Index is an unmanaged index
of 500 stocks of large U.S. companies.
It gives a broad look at how stock
prices have performed. The Russell 1000
Value Index is an unmanaged, market
capitalization-weighted index
comprising those securities in the
Russell 1000 Index with a less-than-
average growth orientation. Companies
in this index generally have low price-
to-book and price/earnings ratios,
higher dividend yields, and lower
forecasted growth values. Both indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges, operating expenses, or taxes.
The securities that comprise both
indexes may differ substantially from
the securities in the Fund. These
indexes are not the only ones that may
be used to characterize performance of
stock funds. Other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with SEC regulations.

          www.strategicpartners.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

                  (GRAPH)

Since Inception Total Returns as of 2/28/02

-5.16%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Strategic Partners Focused Value Fund
(Class Z shares) with a similar
investment in the S&P 500 Index and the
Russell 1000 Growth Index by portraying
the initial account values at the
commencement of operations of Class Z
shares (March 30, 2001) and the account
values at the end of the current fiscal
year (February 28, 2002), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
all recurring fees (including
management fees) were deducted, and (b)
all dividends and distributions were
reinvested. Class Z shares are not
subject to a sales charge or
distribution and service (12b-1) fees.
The average annual total returns in the
table and the returns on investment in
the graph do not reflect the deduction
of taxes that a shareholder would pay
on fund distributions or following the
redemption of fund shares.

The S&P 500 Index is an unmanaged index
of 500 stocks of large U.S. companies.
It gives a broad look at how stock
prices have performed. The Russell 1000
Value Index is an unmanaged, market
capitalization-weighted index
comprising those securities in the
Russell 1000 Index with a less-than-
average growth orientation. Companies
in this index generally have low price-
to-book and price/earnings ratios,
higher dividend yields, and lower
forecasted growth values. Both indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges, operating expenses, or taxes.
The securities that comprise both
indexes may differ substantially from
the securities in the Fund. These
indexes are not the only ones that may
be used to characterize performance of
stock funds. Other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with SEC regulations.

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Davis Selected Advisers LP
2949 Elvira Road, Suite 101
Tucson, AZ 85706

Salomon Brothers Asset Management, Inc.
750 Washington Boulevard, 11th Floor
Stamford, CT 06901

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or
FDIC insured, and may lose value.

Fund Symbols      Nasdaq        CUSIP
  Class A         SUVAX       86276R858
  Class B         SUVBX       86276R866
  Class C         SUVCX       86276R874
  Class Z         SUVZX       86276R882

MFSP502E  IFS-A070120